MASTER SPREAD ACCOUNT AGREEMENT,
                             As Amended and Restated

      MASTER SPREAD ACCOUNT AGREEMENT, as amended and restated, dated as of December 1, 1998 (the "Agreement"), by and among CPS RECEIVABLES CORP., a California corporation (the "Seller"), FINANCIAL SECURITY ASSURANCE INC., a New York stock insurance company ("Financial Security") and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association in its capacities as Trustee under each Pooling and Servicing Agreement referred to below and as Trustee under each Indenture referred to below, in such capacity as agent for the Noteholders and Certificateholders with respect to the related Series (the "Trustee") and as Collateral Agent (as defined below).

                                    RECITALS
                                    --------

1. CPS Auto Grantor Trust, 1994-1 (the "Series 1994-1 Trust") was formed pursuant to a Pooling and Servicing Agreement, dated as of June 10, 1994 (the "Series 1994-1 Pooling and Servicing Agreement"), among Consumer Portfolio Services, Inc. ("CPS"), as Servicer, the Seller, the Trustee and the Backup Servicer.

2. Pursuant to the Series 1994-1 Pooling and Servicing Agreement, the Seller sold the Series 1994-1 Trust all of its right, title and interest in and to the Receivables and certain other Trust Property in exchange for the Series 1994-1 Certificates.

3. The Seller requested that Financial Security issue the Series 1994-1 Policy to the Trustee to guarantee payment of the Guaranteed Distributions (as defined in such Policy) on each Distribution Date in respect of the Series 1994-1 Certificates.

4. In partial consideration of the issuance of the Series 1994-1 Policy, the Seller has agreed that Financial Security shall have certain rights as Controlling Party, to the extent set forth herein with respect to the Series 1994-1 Trust.

5. The Seller is a wholly owned special purpose subsidiary of CPS. The Series 1994-1 Trust has agreed to pay a certain Credit Enhancement Fee to the Seller in consideration of the obligations of the Seller pursuant hereto in respect of the Series 1994-1 Certificates and in consideration of the obligations of CPS pursuant to the Series 1994-1 Insurance Agreement (such obligations forming part of the Series 1994-1 Insurer Secured Obligations referred to herein). The Series 1994-1 Insurer Secured Obligations form part of the consideration to Financial Security for its issuance of the Series 1994-1 Policy.

6. In order to secure the performance of the Series 1994-1 Secured Obligations, to further effect and enforce the subordination provisions to which the Credit Enhancement Fee is subject, and in consideration of the receipt of the Credit Enhancement Fee, the Seller agreed to pledge the Series 1994-1 Collateral as Collateral to the Collateral Agent for the benefit of Financial Security and for the benefit of the Trustee on behalf of the Trust, upon the terms and conditions set forth herein.

7. It is contemplated (A) that the Seller or Financial Asset Security Corp. (the "Depositor") and CPS may enter into one or more additional Pooling and Servicing Agreements with the Trustee pursuant to which the Seller or the Depositor, as applicable, will sell all of its right, title and interest in pools of Receivables, and that Financial Security in its discretion may issue additional Policies with respect to certain guaranteed distributions on certain corresponding additional Series of Certificates and (B) that the Seller and CPS may enter into one or more Sale and Servicing Agreements with the related Trust and the Standby Servicer pursuant to which the Seller will sell all of its right, title and interest in pools of Receivables (each, a "Sale and Servicing Agreement"), that the Trust will issue one or more classes of Certificates pursuant to a Trust Agreement among the Seller, Financial Security, an Owner Trustee and certain other parties specified therein (each, a "Trust Agreement"), and/or will issue one or more classes of Notes pursuant to an Indenture between the related Trust and the Trustee (each, an "Indenture") and that Financial Security in its discretion may issue one or more Policies with respect to certain guaranteed distributions on the corresponding Series of Owner Trust Certificates and may issue one or more Policies with respect to certain scheduled payments on the corresponding Series of Notes. In connection with any such issuance of additional Policies, it is contemplated that Financial Security will obtain certain Controlling Party rights with respect to the related Series, and that, in connection with each such additional Series, the parties hereto will enter into a Series Supplement hereto pursuant to which the Seller will pledge additional Collateral pursuant to the terms hereof.

8. The parties have previously executed this Agreement, and now wish to amend and restate this Agreement to supplement or amend certain provisions therein in order to reflect the intent of the parties.

                               A G R E E M E N T S
                               -------------------

      In consideration of the premises, and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   Article I.

                                   DEFINITIONS

      DEFINITIONS. Unless defined in this Agreement, capitalized terms used in this Agreement shall have the meaning given such terms in the applicable Series Pooling and Servicing Agreement, Sale and Servicing Agreement or Series Supplement, as identifiable from the context in which such term is used. The following terms shall have the following respective meanings:

      "AGGREGATE PRINCIPAL BALANCE" means, with respect to any Determination Date and any Trust, the sum of the Principal Balances (computed as of the end of the related Collection Period) for all Receivables (other than (i) any Liquidated Receivable and (ii) any Purchased Receivable).

      "AUTHORIZED OFFICER" means, (i) with respect to Financial Security, the Chairman of the Board, the President, the Executive Vice President or any Managing Director of Financial Security, (ii) with respect to the Trustee or the Collateral Agent, any Vice President or Trust Officer thereof, and (iii) with respect to the Seller, the President or any Vice President thereof.

      "AVERAGE DEFAULT RATE" means, with respect to any Series and any Determination Date, the arithmetic average of the Default Rates for such Determination Date and the two immediately preceding Determination Dates.

      "AVERAGE DELINQUENCY RATIO" means, with respect to any Series and any Determination Date, the arithmetic average of the Delinquency Ratios for such Determination Date and the two immediately preceding Determination Dates.

      "AVERAGE LOSS RATIO" means, with respect to any Series and any Determination Date, the arithmetic average of the Net Loss Ratio for such Determination Date and the two immediately preceding Determination Dates.

      "CERTIFICATE DEFICIENCY" with respect to a Series, shall have the meaning specified in the related Sale and Servicing Agreement.

      "CLASS B DEFICIENCY" with respect to a Series, shall have the meaning specified in the related Sale and Servicing Agreement.

      "CLASS B CROSSCOLLATERALIZED SERIES" means Series 1997-1, Series 1997-2, Series 1997-3, Series 1997-4 and each other Series identified as a Class B Crosscollateralized Series in the related Series Supplement.

      "CLASS B DEFICIENCY" with respect to a Series shall have the meaning specified in the related Pooling and Servicing Agreement or Sale and Servicing Agreement, as applicable.

      "CLASS B SECURED OBLIGATIONS" means, with respect to a Series, the rights of the Trustee or the Owner Trustee, as applicable, on behalf of the Class B Certificateholders of such Series, the Class B Noteholders of such Series or the holders of the Owner Trust Certificates of such Series, as applicable, to receive distributions of Seller Funds as described in priority SEVENTH of
Section 3.03(b).

      "CLASS B SECURITIES" means, with respect to (a) Series 1997-1, the Class B Certificates of such Series, (b) Series 1997-2, the Class B Certificates of such Series and (c) with respect to any other Series, the Class B Notes or the Owner Trust Certificates of such Series.

      "COLLATERAL" means the Series 1994-1 Collateral and, with respect to any other Series, all collateral delivered hereunder with respect to each of such Series, as specified in the related Series Supplement.

      "COLLATERAL AGENT" means, initially, Norwest Bank Minnesota, National Association, in its capacity as collateral agent on behalf of the Secured Parties, including its successors in interest, until a successor Person shall have become the Collateral Agent pursuant to Section 4.05 hereof, and thereafter "Collateral Agent" shall mean such successor Person.

      "COLLATERAL AGENT FEE" means the monthly fee payable on each Distribution Date to the Collateral Agent for services rendered by it under this Agreement in an amount equal to the product of (i) 1.5 basis points and (ii) the aggregate of the Principal Balances as of the last day of the second preceding Collection Period.

      "COLLECTION ACCOUNT" means the Collection Account applicable to any Series, as specified in the related Pooling and Servicing Agreement or Sale and Servicing Agreement, as applicable.

      "CONTROLLING PARTY" means with respect to a Series, at any time, the Person designated as the Controlling Party at such time pursuant to Section 6.01 hereof.

      "CUMULATIVE DEFAULT RATE" means, with respect to any Series and with respect to any Determination Date, the fraction, expressed as a percentage, the numerator of which is equal to the Aggregate Principal Balance of all Receivables which became Defaulted Receivables since the Cutoff Date as of the close of business at the end of the related Collection Period and the denominator of which is equal to the sum of (a) the original Aggregate Principal Balance of all Receivables as of the Cutoff Date plus (b) the Aggregate Principal Balance of all Subsequent Receivables conveyed to such Trust (determined as of the respective Subsequent Cutoff Dates) through the last day of the related Collection Period.

      "CUMULATIVE NET LOSS RATE" means,

      (A) with respect to Series 1998-2 and each Series prior thereto and with respect to any Determination Date, the fraction, expressed as a percentage, the numerator of which is equal to Net Liquidation Losses with respect to such Determination Date and the denominator of which is equal to the sum of (i) the original Aggregate Principal Balance of all Receivables as of the Cutoff Date plus (ii) the Aggregate Principal Balance of all Subsequent Receivables conveyed to such Trust (determined as of the respective Subsequent Cutoff Dates) through the last day of the related Collection Period.

      (B) with respect to Series 1998-3 and each Series subsequent thereto and with respect to any Determination Date, the fraction, expressed as a percentage, the numerator of which is equal to the sum of (i) Net Liquidation Losses for such Determination Date plus (ii) 50% of the Principal Balance of all Receivables with respect to which 5% or more of a Scheduled Payment has become 91 or more days past due as of the last day of the related Collection Period (excluding Receivables included in clause (i) for such Determination Date) and the denominator of which is equal to the sum of (i) the original Aggregate Principal Balance of all Receivables as of the Cutoff Date plus (ii) the Aggregate Principal Balance of all Subsequent Receivables conveyed to such Trust (determined as of the respective Subsequent Cutoff Dates) through the last day of the related Collection Period.

      "DEFAULT" means with respect to any Series, at any time, (i) if Financial Security is then the Controlling Party with respect to such Series, any Insurance Agreement Event of Default with respect to such Series, and (ii) if the Trustee is then the Controlling Party with respect to such Series and such Series is issued pursuant to a Pooling and Servicing Agreement, any Event of Default with respect to such Series, and (iii) if the Trustee is then the Controlling Party with respect to such Series and the Notes of such Series are issued pursuant to an Indenture, any Servicer Termination Event with respect to such Series.

      "DEFAULT RATE" means, with respect to any Determination Date and any Series, the product, expressed as a percentage, of twelve multiplied by a fraction, the numerator of which is equal to the sum of the Principal Balances (as of the close of business at the end of the related Collection Period) of all Receivables that became Defaulted Receivables during the related Collection Period, and the denominator of which is equal to the average of the Aggregate Principal Balance as of the close of business on the last day of the related Collection Period and the Aggregate Principal Balance as of the close of business on the last day of the second preceding Collection Period.

      "DEFAULTED RECEIVABLE" means any Receivable with respect to which (i) an Obligor has failed to make more than 90% of a Scheduled Payment of more than ten dollars for 90 days or more, (ii) the Servicer has repossessed the Financed Vehicle (and any applicable redemption period has expired), or (iii) the Servicer has determined in good faith that payments under the Receivable are not likely to be resumed.

      "DELINQUENCY CLAIM DATE" means, with respect to any Distribution Date, the fourth Business Day preceding such Distribution Date.

      "DELINQUENCY AMOUNT" means, with respect to any Series, as of any Determination Date, the sum of the Principal Balance and Unearned Interest with respect to all Receivables with respect to which an Obligor has failed to make more than 90% of a Scheduled Payment of more than ten dollars for 30 days or more as of the close of business on the last day of the related Collection Period or that became a Purchased Receivable as of the close of business on the last day of the related Collection Period and with respect to which as of such date an Obligor has failed to make more than 90% of a Scheduled Payment of more than ten dollars for 30 days or more.

      "DELINQUENCY RATIO" means, with respect to any particular Series, as of any Determination Date, the fraction (expressed as a percentage) computed by dividing (a) the Delinquency Amount by (b) the sum of the (i) Aggregate Principal Balance and (ii) Unearned Interest with respect to all Receivables as of the close of business on the last day of the related Collection Period.

      "DELIVERY" means, when used with respect to Spread Account Eligible Investments, the actions to be taken with respect to the delivery thereof to the Collateral Agent and the holding thereof by the Collateral Agent as follows:

      (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC (other than certificated securities) and are susceptible of physical delivery, transfer thereof to the Collateral Agent by physical delivery to the Collateral Agent, indorsed to, or registered in the name of, the Collateral Agent or its nominee or indorsed in blank and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Eligible Investment to the Collateral Agent free and clear of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof;

      (b) with respect to a "certificated security" (as defined in Section 8-102(a)(4) of the UCC), transfer thereof:

               (i) by physical delivery of such certificated security to the Collateral Agent, provided that if the certificated security is in registered form, it shall be indorsed to, or registered in the name of, the Collateral Agent or indorsed in blank;

               (ii) by physical delivery of such certificated security in registered form to a "securities intermediary" (as defined in Section 8-102(a)(14) of the UCC) acting on behalf of the Collateral Agent, if the certificated security has been specially endorsed to the Collateral Agent by an effective endorsement.

      (c) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such property to an appropriate book-entry account maintained with a Federal Reserve Bank by a securities intermediary which is also a "depositary" pursuant to applicable federal regulations and issuance by such securities intermediary of a deposit advice or other written confirmation of such book-entry registration to the Collateral Agent of the purchase by the securities intermediary on behalf of the Collateral Agent of such book-entry security; the making by such securities intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations as belonging to the Collateral Agent and indicating that such securities intermediary holds such book-entry security solely as agent for the Collateral Agent; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Eligible Investments to the Collateral Agent free of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof;

      (d) with respect to an "uncertificated security" (as defined in Section 8-102(a)(18) of the UCC) and that is not governed by clause (c) above, transfer thereof:

               (i) (A) by registration to the Collateral Agent as the registered owner thereof, on the books and records of the issuer thereof.

                           (B) another Person (not a securities intermediary) either becomes the registered owner of the uncertificated security on behalf of the Collateral Agent, or having become the registered owner acknowledges that it holds for the Collateral Agent.

               (ii) the issuer thereof has agreed that it will comply with instructions originated by the Collateral Agent without further consent of the registered owner thereof.

      (e) with respect to a "security entitlement" (as defined in Section 8-102(a)(17) of the UCC) if a securities intermediary (A) indicates by book-entry that a "financial asset" (as defined in Section 8-102(a)(9) of the UCC) has been credited to the Collateral Agent's "securities account" (as defined in Section 8-501(a) of the UCC), (B) receives a financial asset (as so defined) from the Collateral Agent or acquires a financial asset for the Collateral Agent, and in either case, accepts it for credit to the Collateral Agent's securities account (as so defined), (C) becomes obligated under other law, regulation or rule to credit a financial asset to the Collateral Agent's securities account, or (D) has agreed that it will comply with "entitlement orders" (as defined in Section 8-102(a)(8) of the UCC) originated by the Collateral Agent without further consent by the "entitlement holder" (as defined in Section 8-102(a)(7) of the UCC), of a confirmation of the purchase and the making by such securities intermediary of entries on its books and records identifying as belonging to the Collateral Agent of (I) a specific certificated security in the securities intermediary's possession, (II) a quantity of securities that constitute or are part of a fungible bulk of certificated securities in the securities intermediary's possession, or (III) a quantity of securities that constitute or are part of a fungible bulk of securities shown on the account of the securities intermediary on the books of another securities intermediary.

      (f) in each case of delivery contemplated herein, the Collateral Agent shall make appropriate notations on its records, and shall cause the same to be made of the records of its nominees, indicating that securities are held in trust pursuant to and as provided in this Agreement.

      "DISTRIBUTION DATE" means a Distribution Date (as defined in the related Pooling and Servicing Agreement) or a Payment Date (as defined in the related Sale and Servicing Agreement).

      "ELIGIBLE ACCOUNT" means a segregated trust account that (i) is either (x) maintained with a depository institution or trust company the long-term unsecured debt obligations of which are rated "AA" or higher by Standard & Poor's Corporation and "Aa2" or higher by Moody's Investors Service, Inc., or
(y) maintained with a depository institution or trust company the commercial paper or other short-term unsecured debt obligations of which are rated "A-1+" by Standard & Poor's Corporation and "P-1" by Moody's Investors Service, Inc. and (ii) in either case, such depository institution or trust company shall have been specifically approved by the Controlling Party, acting in its discretion, by written notice to the Collateral Agent.

       "FINAL TERMINATION DATE" means, with respect to a Series, the date that is the later of (i) the Insurer Termination Date with respect to such Series and
(ii) the Trustee Termination Date with respect to such Series.

      "FINANCIAL SECURITY DEFAULT" means, with respect to any Series, any one of the following events shall have occurred and be continuing:

      (g) Financial Security shall have failed to make a payment required under the related Policy;

      (h) Financial Security shall have (i) filed a petition or commenced any case or proceeding under any provision or chapter of the United States Bankruptcy Code, the New York State Insurance Law or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (ii) made a general assignment for the benefit of its creditors, or (iii) had an order for relief entered against it under the United States Bankruptcy Code, the New York State Insurance Law, or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or

      (i) A court of competent jurisdiction, the New York Department of Insurance or other competent regulatory authority shall have entered a final and nonappealable order, judgment or decree (i) appointing a custodian, trustee, agent or receiver for Financial Security or for all or any material portion of its property or (ii) authorizing the taking of possession by a custodian, trustee, agent or receiver of Financial Security (or the taking of possession of all or any material portion of the property of Financial Security).

      "INDENTURE" has the meaning specified in the RECITALS hereto.

      "INITIAL PRINCIPAL AMOUNT" means $24,591,975.33 with respect to Series 1994-1.

      "INITIAL SPREAD ACCOUNT DEPOSIT" means $1,967,358.03 for Series 1994-1.

      "INSURANCE AGREEMENT" means, with respect to any Series, the Insurance and Indemnity Agreement among Financial Security, the Seller, CPS and such other parties as may be named therein, pursuant to which Financial Security issued a Policy to the Trustee.

      "INSURER SECURED OBLIGATIONS" means, with respect to a Series, all amounts and obligations which may at any time be owed to or on behalf of Financial Security (or any agents, accountants or attorneys for Financial Security) under the Insurance Agreement related to such Series or under any Transaction Document in respect of such Series, regardless of whether such amounts are owed now or in the future, whether liquidated or unliquidated, contingent or non-contingent.

      "INSURER TERMINATION DATE" means, with respect to any Series, the date which is the latest of (i) the date of termination of all Policies issued in respect of such Series, (ii) the date on which Financial Security shall have received payment and performance in full of all Insurer Secured Obligations with respect to such Series and (iii) the latest date on which any payment referred to above could be avoided as a preference or otherwise under the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, as specified in an Opinion of Counsel delivered to the Collateral Agent and the Trustee.

      "LIEN" means a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens, mechanics' liens and any liens that may attach to a Financed Vehicle by operation of law.

      "LIQUIDATED RECEIVABLE" means: (A) with respect to Series 1998-3 and each Series subsequent thereto a Receivable with respect to which there has occurred one or more of the following, (i) which has been liquidated by the Servicer through the sale of the related Financed Vehicle, (ii) 90 days have elapsed following repossession with respect to the Financed Vehicle, (iii) such Receivable is a Defaulted Receivable with respect to which the Servicer has determined in good faith that all amounts expected to be recovered have been received, (iv) as to which an Obligor has failed to make more than 90% of a Scheduled Payment of more than ten dollars for 120 days or more (or, if the related Financial Vehicle has been repossessed, 210 days) as of the last day of the related Collection Period); and (B) with respect to Series 1998-2 and each Series prior thereto, (i) which has been liquidated by the Servicer through the sale of the Financed Vehicle, (ii) 90 days have elapsed following repossession of the related Financed Vehicle, (iii) such Receivable is a Defaulted Receivable with respect to which the Servicer has determined in good faith that all amounts expected to be recovered, or (iv) as to which an Obligor has failed to make more than 90% of a Scheduled Payment of more than ten dollars for 180 days or more (or, if the related Financial Vehicle has been repossessed, 210 days) as of the last day of the related Collection Period.

      "NET LIQUIDATION LOSSES" means, as of any Determination Date with respect to any particular Series, the amount, if any, by which (a) the sum of (i) the Principal Balance of all Receivables which became Liquidated Receivables during the related Collection Period since the Cutoff Date, plus accrued and unpaid interest thereon at the applicable APR to the end of the related Collection Period, plus (ii) the aggregate of all Cram Down Losses that occurred as of the end of the related Collection Period, exceeds (b) the Net Liquidation Proceeds received as of the end of the related Collection Period in respect of all Liquidated Receivables.

      "NET LIQUIDATION PROCEEDS" means, with respect to any particular Series, as to any Liquidated Receivable, all amounts realized with respect to such Receivable (other than amounts withdrawn from the Spread Account and drawings under the Policy) net of (i) reasonable expenses incurred by the Servicer in connection with the collection of such Receivable and the repossession and disposition of the Financed Vehicle and (ii) amounts that are required to be refunded to the Obligor on such Receivable; PROVIDED, HOWEVER, that the Net Liquidation Proceeds with respect to any Receivable shall in no event be less than zero.

      "NET LOSS RATIO" means, with respect to any particular Series, as of any Determination Date, the product, expressed as a percentage, of twelve multiplied by a fraction the numerator of which is equal to Net Liquidation Losses during the related Collection Period and the denominator of which is equal to the average of the Aggregate Principal Balance as of the close of business on the last day of the preceding Collection Period and the Aggregate Principal Balance as of the close of business on the last day of the second preceding Collection Period.

      "NON-CONTROLLING PARTY" means with respect to a Series, at any time, the Secured Party that is not the Controlling Party at such time.

      "NON-CROSSCOLLATERALIZED SERIES" means Series 1995-3, Series 1995-4, Series 1996-1, Series 1996-2, Series 1996-2A, Series 1996-3, Series 1997-1,
Series 1997-2, Series 1997-3 and each Series which is identified as a "Non-Crosscollateralized Series" in the related Series Supplement.

      "NON-CROSSCOLLATERALIZED SPREAD ACCOUNT" means the Series 1995-3 Spread Account, the Series 1995-4 Spread Account, the Series 1996-1 Spread Account, the Series 1996-2 Spread Account, the Series 1996-2A Spread Account, the Series 1996-3 Spread Account, the Series 1997-1 Spread Account, the Series 1997-2 Spread Account, the Series 1997-3 Spread Account and each of the Spread Accounts related to a Series which is identified as a "Non-Crosscollateralized Series" in the related Series Supplement.

      "OPINION OF COUNSEL" means a written opinion of counsel acceptable, as to form, substance and issuing counsel, to the Controlling Party.

      "OWNER TRUST CERTIFICATES" has the meaning, with respect to any Series, specified in the Series Supplement relating to such Series.

      "OWNER TRUSTEE" means, with respect to any Series in connection with which Owner Trust Certificates are issued pursuant to a Trust Agreement, the Owner Trustee named in such Trust Agreement.

      "PLEDGED CERTIFICATES" means, with respect to a Series, any Certificates pledged hereunder with respect to such Series, if so specified herein or in the related Series Supplement.

      "POLICY" means the Series 1994-1 Policy and any insurance policy subsequently issued by Financial Security with respect to a Series.

      "POOLING AND SERVICING AGREEMENT" means, with respect to the Series 1994-1 Certificates, the Series 1994-1 Pooling and Servicing Agreement and, for each other Series created pursuant to a Pooling and Servicing Agreement, the Pooling and Servicing Agreement related to such Series.

      "REQUISITE AMOUNT" means, with respect to Series 1994-1 as of any Determination Date after giving effect to any Principal Distribution to be made on the related Distribution Date, the greater of (a) the lesser of (i) 2% of the initial Certificate Balance and (ii) the greater of (A) the Certificate Balance, and (B) $100,000 and (b)(i) if no Trigger Event shall exist as of such Determination Date, and no Insurance Agreement Event of Default shall have occurred as of such Determination Date, 14% of the Certificate Balance; (ii) if a Trigger Event shall exist as of such Determination Date and no Insurance Agreement Event of Default shall have occurred as of such Determination Date, 20% of the Certificate Balance; or (iii) if an Insurance Agreement Event of Default shall have occurred as of such Determination Date, an unlimited amount.

      "SALE AND SERVICING AGREEMENT" has the meaning specified in the RECITALS hereto.

      "SECURED OBLIGATIONS" means, with respect to each Series, the Insurer Secured Obligations with respect to such Series, the Trustee Secured Obligations with respect to such Series, and the Class B Secured Obligations, if any, with respect to such Series.

      "SECURED PARTIES" means, with respect to a Series and the related Collateral, each of the Trustee, in respect of the Trustee Secured Obligations with respect to such Series and the Class B Secured Obligations, if any, with respect to such Series, and Financial Security, in respect of the Insurer Secured Obligations with respect to such Series.

      "SECURITY INTERESTS" means, with respect to the Series 1994-1 Certificates, the security interests and Liens in the Series 1994-1 Collateral granted pursuant to Section 2.03 hereof, and, with respect to any other Series, the security interests and Liens in the related Collateral granted pursuant to the related Series Supplement.

      "SELLER FUNDS" has the meaning specified in Section 3.03(b).

      "SERIES 1994-1 CERTIFICATES" means the Series of Certificates issued pursuant to the Series 1994-1 Pooling and Servicing Agreement.

      "SERIES 1994-1 COLLATERAL" has the meaning specified in Section 2.03(a) hereof.

      "SERIES 1994-1 CREDIT ENHANCEMENT FEE" means the amount distributable on each Distribution Date pursuant to Section 4.6(c)(viii) of the Series 1994-1 Pooling and Servicing Agreement.

      "SERIES 1994-1 INSURANCE AGREEMENT" means the Insurance Agreement related to the Series 1994-1 Certificates.

      "SERIES 1994-1 POOLING AND SERVICING AGREEMENT" means the Pooling and Servicing Agreement, dated as of the date hereof, among CPS, in its individual capacity and as Servicer, the Seller, the Trustee and the Standby Servicer, as such agreement may be supplemented, amended or modified from time to time.

      "SERIES 1994-1 SECURED OBLIGATIONS" means the Secured Obligations related to the Series 1994-1 Certificates.

      "SERIES 1998-4 SALE AND SERVICING AGREEMENT" means the Sale and Servicing Agreement, dated as of December 1, 1998, among CPS, in its individual capacity and as Servicer, the Seller, CPS Auto Receivables Trust 1998-4, as Issuer, the Standby Servicer and Trustee, and Loan Servicing Enterprise, as backup servicer (the "1998-4 Backup Servicer").

      "SERIES OF CERTIFICATES" or "SERIES" means the Series 1994-1 Certificates or, as the context may require, any other series of Certificates or securities issued as described in Section 2.02 hereof, or collectively, all such Series.

      "SERIES SUPPLEMENT" means a supplement hereto executed by the parties hereto in accordance with Section 2.02 hereof.

      "SPREAD ACCOUNT" has the meaning specified in Section 3.01(a) hereof.

      "SPREAD ACCOUNT ELIGIBLE INVESTMENTS" means, with respect to a Series, Eligible Investments as defined in the related Sale and Servicing Agreement.

      "SPREAD ACCOUNT FUNDS" has the meaning specified in Section 2.01 hereof.

      "SPREAD ACCOUNT SHORTFALL" means, with respect to any Series and any Determination Date with respect to which (a) a Trigger Event has occurred and has not been deemed cured or (b) an Insurance Agreement Event of Default has occurred and is continuing, an amount equal to the excess of (1) the Requisite Amount with respect to such Distribution Date over (2) the amount on deposit in the related Spread Account after making any withdrawals therefrom required by priority THIRD of Section 3.03(b).

      "STOCK PLEDGE AGREEMENT" means the Stock Pledge Agreement, dated as of June 10, 1994, among CPS, Financial Security and the Collateral Agent.

      "TRANSACTION DOCUMENTS" means, with respect to a Series, this Agreement, each of the Pooling and Servicing Agreement, the Insurance Agreement, the Purchase Agreement, the Lockbox Agreement, and the Stock Pledge Agreement related to such Series.

      "TRIGGER EVENT" means,

      (a)with respect to Series 1998-2 and each Series prior thereto, unless specified otherwise in the related Series Supplement and as of a Determination Date the occurrence of any of the following events:

      (i) the Average Delinquency Ratio for such Determination Date shall be equal to or greater than 9%;

      (ii) the Cumulative Default Rate shall be equal to or greater than (A) 6.0%, with respect to any Determination Date occurring prior to or during the sixth calendar month succeeding the applicable Series Closing Date, (B) 8.0%, with respect to any Determination Date occurring after the sixth, and prior to or during the ninth, calendar month succeeding the applicable Series Closing Date, (C) 11.0%, with respect to any Determination Date occurring after the ninth, and prior to or during the 12th, calendar month succeeding the applicable Series Closing Date, (D) 14.0%, with respect to any Determination Date occurring after the 12th, and prior to or during the 15th, calendar month succeeding the applicable Series Closing Date, (E) 16.0%, with respect to any Determination Date occurring after the 15th, and prior to or during the 18th, calendar month succeeding the applicable Series Closing Date, (F) 18.0%, with respect to any Determination Date occurring after the 18th, and prior to or during the 21st, calendar month succeeding the applicable Series Closing Date, (G) 19.0%, with respect to any Determination Date occurring after the 21st, and prior to or during the 24th, calendar month succeeding the applicable Series Closing Date, (H) 20.0%, with respect to any Determination Date occurring after the 24th, and prior to or during the 27th, calendar month succeeding the applicable Series Closing Date, (I) 21.0%, with respect to any Determination Date occurring after the 27th, and prior to or during the 30th, calendar month succeeding the applicable Series Closing Date, (J) 22.0%, with respect to any Determination Date occurring after the 30th, and prior to or during the 33rd, calendar month succeeding the applicable Series Closing Date, (K) 23.0%, with respect to any Determination Date occurring after the 33rd, and prior to or during the 36th, calendar month succeeding the applicable Series Closing Date, or (L) 24.0%, with respect to any Determination Date occurring after the 36th, and prior to or during the 39th, calendar month succeeding the applicable Series Closing Date, (M) 24.5%, with respect to any Determination Date occurring after the 39th, and prior to or during the 42nd, calendar month succeeding the applicable Series Closing Date, or (N) 25.0%, with respect to any Determination Date occurring after the 42nd, and prior to or during the 60th, calendar month succeeding the applicable Series Closing Date;

      (iii) the Cumulative Net Loss Rate shall be equal to or greater than (A) 3.0%, with respect to any Determination Date occurring prior to or during the sixth calendar month succeeding the applicable Series Closing Date, (B) 4.0%, with respect to any Determination Date occurring after the sixth, and prior to or during the ninth, calendar month succeeding the applicable Series Closing Date, (C) 5.5%, with respect to any Determination Date occurring after the ninth, and prior to or during the 12th, calendar month succeeding the applicable Series Closing Date, (D) 7.0%, with respect to any Determination Date occurring after the 12th, and prior to or during the 15th, calendar month succeeding the applicable Series Closing Date, (E) 8.0%, with respect to any Determination Date occurring after the 15th, and prior to or during the 18th, calendar month succeeding the applicable Series Closing Date, (F) 9.0%, with respect to any Determination Date occurring after the 18th, and prior to or during the 21st, calendar month succeeding the applicable Series Closing Date, (G) 9.5%, with respect to any Determination Date occurring after the 21st, and prior to or during the 24th, calendar month succeeding the applicable Series Closing Date, (H) 10.0%, with respect to any Determination Date occurring after the 24th, and prior to or during the 27th, calendar month succeeding the applicable Series Closing Date, (I) 10.5%, with respect to any Determination Date occurring after the 27th, and prior to or during the 30th, calendar month succeeding the applicable Series Closing Date, (J) 11.0%, with respect to any Determination Date occurring after the 30th, and prior to or during the 33rd, calendar month succeeding the applicable Series Closing Date, (K) 11.5%, with respect to any Determination Date occurring after the 33rd, and prior to or during the 36th, calendar month succeeding the applicable Series Closing Date, or (L) 12.0%, with respect to any Determination Date occurring after the 36th, and prior to or during the 39th, calendar month succeeding the applicable Series Closing Date, (M) 12.25%, with respect to any Determination Date occurring after the 39th, and prior to or during the 42nd, calendar month succeeding the applicable Series Closing Date, or (N) 12.50%, with respect to any Determination Date occurring after the 42nd calendar month succeeding the applicable Series Closing Date.

      (b)with respect to Series 1998-3 and each Series subsequent thereto, unless specified otherwise in the related Series Supplement and as of a Determination Date the occurrence of any of the following events:

      (i) the Average Delinquency Ratio for such Determination Date shall be equal to or greater than 9%;

      (ii) the Cumulative Default Rate shall be equal to or greater than (A) 1.67%, with respect to any Determination Date occurring prior to or during the third calendar month succeeding the applicable Series Closing Date, (B) 6.67%, with respect to any Determination Date occurring after the third, and prior to or during the sixth calendar month succeeding the applicable Series Closing Date, (C) 10.0%, with respect to any Determination Date occurring after the sixth, and prior to or during the ninth, calendar month succeeding the applicable Series Closing Date, (D) 13.33%, with respect to any Determination Date occurring after the ninth, and prior to or during the 12th, calendar month succeeding the applicable Series Closing Date, (E) 15.58%, with respect to any Determination Date occurring after the 12th, and prior to or during the 15th, calendar month succeeding the applicable Series Closing Date, (F) 18.33%, with respect to any Determination Date occurring after the 15th, and prior to or during the 18th, calendar month succeeding the applicable Series Closing Date, (G) 20.83%, with respect to any Determination Date occurring after the 18th, and prior to or during the 21st, calendar month succeeding the applicable Series Closing Date, (H) 22.92%, with respect to any Determination Date occurring after the 21st, and prior to or during the 24th, calendar month succeeding the applicable Series Closing Date, (I) 24.58%, with respect to any Determination Date occurring after the 24th, and prior to or during the 27th, calendar month succeeding the applicable Series Closing Date, (J) 26.25%, with respect to any Determination Date occurring after the 27th, and prior to or during the 30th, calendar month succeeding the applicable Series Closing Date, (K) 27.41%, with respect to any Determination Date occurring after the 30th, and prior to or during the 33rd, calendar month succeeding the applicable Series Closing Date, (L) 28.50%, with respect to any Determination Date occurring after the 33rd, and prior to or during the 36th, calendar month succeeding the applicable Series Closing Date, (M) 29.42%, with respect to any Determination Date occurring after the 36th, and prior to or during the 39th, calendar month succeeding the applicable Series Closing Date, (N) 30.17%, with respect to any Determination Date occurring after the 39th, and prior to or during the 42nd, calendar month succeeding the applicable Series Closing Date, (O) 30.67%, with respect to any Determination Date occurring after the 42nd, and prior to or during the 45th, calendar month succeeding the applicable Series Closing Date, (P) 31.08% with respect to any Determination Date occurring after the 45th, and prior to or during the 48th, calendar month succeeding the applicable Series Closing Date, (Q) 31.37% with respect to any Determination Date occurring after the 48th, and prior to or during the 51st, calendar month succeeding the applicable Series Closing Date, (R) 31.56% with respect to any Determination Date occurring after the 51st, and prior to or during the 54th, calendar month succeeding the applicable Series Closing Date, (S) 31.65% with respect to any Determination Date occurring after the 54th, and prior to or during the 57th, calendar month succeeding the applicable Series Closing Date, or (T) 31.67% with respect to any Determination Date occurring after the 57th, and prior to or during the 60th, calendar month succeeding the applicable Series Closing Date;

      (iii) the Cumulative Net Loss Rate shall be equal to or greater than (A) 1.00%, with respect to any Determination Date occurring prior to or during the third calendar month succeeding the applicable Series Closing Date, (B) 4.0%, with respect to any Determination Date occurring after the third, and prior to or during the sixth, calendar month succeeding the applicable Series Closing Date, (C) 6.0%, with respect to any Determination Date occurring after the sixth, and prior to or during the ninth, calendar month succeeding the applicable Series Closing Date, (D) 8.0%, with respect to any Determination Date occurring after the ninth, and prior to or during the 12th, calendar month succeeding the applicable Series Closing Date, (E) 9.35%, with respect to any Determination Date occurring after the 12th, and prior to or during the 15th, calendar month succeeding the applicable Series Closing Date, (F) 11.0%, with respect to any Determination Date occurring after the 15th, and prior to or during the 18th, calendar month succeeding the applicable Series Closing Date, (G) 12.5%, with respect to any Determination Date occurring after the 18th, and prior to or during the 21st, calendar month succeeding the applicable Series Closing Date, (H) 13.75%, with respect to any Determination Date occurring after the 21st, and prior to or during the 24th, calendar month succeeding the applicable Series Closing Date, (I) 14.75%, with respect to any Determination Date occurring after the 24th, and prior to or during the 27th, calendar month succeeding the applicable Series Closing Date, (J) 15.75%, with respect to any Determination Date occurring after the 27th, and prior to or during the 30th, calendar month succeeding the applicable Series Closing Date, (K) 16.45%, with respect to any Determination Date occurring after the 30th, and prior to or during the 33rd, calendar month succeeding the applicable Series Closing Date, (L) 17.10%, with respect to any Determination Date occurring after the 33rd, and prior to or during the 36th, calendar month succeeding the applicable Series Closing Date, or (M) 17.65%, with respect to any Determination Date occurring after the 36th, and prior to or during the 39th, calendar month succeeding the applicable Series Closing Date, (N) 18.10%, with respect to any Determination Date occurring after the 39th, and prior to or during the 42nd, calendar month succeeding the applicable Series Closing Date, (O) 18.40%, with respect to any Determination Date occurring after the 42nd, and prior to or during the 45th, calendar month succeeding the applicable Series Closing Date, (P) 18.65 with respect to any Determination Date occurring after the 45th, and prior to or during the 48th, calendar month succeeding the applicable Series Closing Date, (Q) 18.82% with respect to any Determination Date occurring after the 48th, and prior to or during the 51st, calendar month succeeding the applicable Series Closing Date, (R) 18.93% with respect to any Determination Date occurring after the 51st, and prior to or during the 54th, calendar month succeeding the applicable Series Closing Date, (S) 18.99% with respect to any Determination Date occurring after the 54th, and prior to or during the 57th, calendar month succeeding the applicable Series Closing Date, or (T) 19.00% with respect to any Determination Date occurring after the 57th, and prior to or during the 60th, calendar month succeeding the applicable Series Closing Date.

      A Trigger Event with respect to any Series shall be deemed to have terminated (a) with respect to any Trigger Event that has occurred pursuant to clause (a)(i) or (b)(i), as of any subsequent Determination Date with respect to such Series on which no such clause (i) Trigger Event with respect to such Series has occurred as of such Determination Date or either of the two consecutively preceding Determination Dates, and (b) with respect to any Trigger Event that has occurred pursuant to clause (a)(ii) or (b)(ii) or clause (a)(iii) or (b)(iii), as of any subsequent Determination Date that occurs in a calendar month that is a multiple of three months succeeding the Closing Date with respect to such Series and on which no such clause (ii) or clause (iii) Trigger Event with respect to such Series shall have occurred (it being understood that a Trigger Event that has occurred pursuant to clause (ii) or clause (iii) of the definition thereof shall only be deemed terminated on a Determination Date that occurs in a calendar month that is a multiple of three months succeeding the applicable Series Closing Date).

      "TRUST" means a trust formed pursuant to a Pooling and Servicing Agreement or a Trust Agreement, as the case may be, or the trust estate pledged pursuant to an Indenture.

      "TRUST AGREEMENT" has the meaning specified in the RECITALS hereto.

      "TRUST PROPERTY" with respect to any Series means the property held in the estate of the Trust formed pursuant to the related Pooling and Servicing Agreement or Trust Agreement, as the case may be.

      "TRUSTEE" means (A) with respect to any Series created pursuant to a Pooling and Servicing Agreement, the Trustee named in such Pooling and Servicing Agreement, or (B) with respect to any Series of Notes that are issued pursuant to an Indenture, the Trustee named in such Indenture in its capacity as agent for the Noteholders and, if applicable, the Owner Trustee in its capacity as trustee for the holders of the Owner Trust Certificates.

      "TRUSTEE SECURED OBLIGATIONS" means, with respect to a Series, all amounts and obligations which CPS, the Seller or the related Trust may at any time owe to or on behalf of (A) the Trustee, the Trust or the Class A Certificateholders under the Pooling and Servicing Agreement with respect to the Class A Certificateholders of such Series, or (B) the Trustee, the Owner Trustee, the Trust or the Class A Noteholders under the Trust Agreement, the Sale and Servicing Agreement or the Indenture, in each case, with respect to the Class A Noteholders of such Series.

      "TRUSTEE TERMINATION DATE" means, with respect to any Series, the date which is the latest of (i) the date on which the Trustee shall have received, as Trustee for the holders of the Class A Certificates of such Series, or as Indenture Trustee on behalf of (and as agent for) the Class A Noteholders of such Series, payment and performance in full of all Trustee Secured Obligations arising out of or relating to such Series, (ii) the date on which all payments in respect of the Class A Certificates or the Class A Notes of such Series shall have been made and (iii) the latest date on which any payment referred to above could be avoided as preference or otherwise under the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, as specified in an Opinion of Counsel delivered to the Collateral Agent and the Trustee.

      "UNEARNED INTEREST" means, with respect to any Receivable as of any Determination Date, all interest on such Receivable which is unpaid as of such Determination Date, whether or not such interest is due.

      "UNIFORM COMMERCIAL CODE" or "UCC" means the Uniform Commercial Code in effect in the relevant jurisdiction, as the same may be amended from time to time.

      RULES OF INTERPRETATION. The terms "hereof," "herein" or "hereunder," unless otherwise modified by more specific reference, shall refer to this Agreement in its entirety. Unless otherwise indicated in context, the terms "Article," "Section," "Appendix," "Exhibit" or "Annex" shall refer to an Article or Section of, or Appendix, Exhibit or Annex to, this Agreement. The definition of a term shall include the singular, the plural, the past, the present, the future, the active and the passive forms of such term. A term defined herein and used herein preceded by a Series designation, shall mean such term as it relates to the Series designated.

                                   Article II.

           CREDIT ENHANCEMENT FEE; SERIES SUPPLEMENTS; THE COLLATERAL

      SPREAD ACCOUNT FUNDS. To the extent that a Pooling and Servicing Agreement or a Sale and Servicing Agreement relating to a particular Series provides for the payment to the Seller of certain amounts, which may or may not be designated as a Credit Enhancement Fee ("Spread Account Funds") for deposit into the Spread Account related to such Series, such amounts are to be paid to the Seller by distribution of such amounts to the Collateral Agent for deposit and distribution pursuant to this Agreement. The Seller hereby agrees that payment of the Spread Account Funds in the manner and subject to the conditions set forth herein and in the related Pooling and Servicing Agreement or Sale and Servicing Agreement is adequate consideration and the exclusive consideration to be received by the Seller for the obligations of the Seller pursuant hereto (including, without limitation, the transfer by the Seller to the Collateral Agent of the Initial Spread Account Deposit related to such Series). The Seller hereby agrees with the Trustee and with Financial Security that payment of the Spread Account Funds to the Seller is expressly conditioned on subordination of the payment of such amounts to payments of the Secured Obligations to the extent provided in Section 3.03 hereof; and the Security Interest of the Secured Parties in the Collateral is intended to effect and enforce such subordination and to provide security for the Secured Obligations related to such Series and, except as otherwise provided herein or in the related Series Supplement, for Secured Obligations with respect to other Series.

      SERIES SUPPLEMENTS. The parties hereto intend to enter into a Series Supplement hereto with respect to each Series issued after Series 1994-1, the Secured Obligations with respect to which are to be secured by Collateral held pursuant to the provisions of this Agreement. The parties will enter into a Series Supplement only if the following conditions shall have been satisfied:

               (i) The Seller shall have sold Receivables to a Trust pursuant to a Pooling and Servicing Agreement or a Sale and Servicing Agreement;

               (ii) Financial Security shall have issued (A) Policies in respect of the Guaranteed Distribution Amount on the Series of Certificates or Series of Owner Trustee Certificates issued pursuant to the related Pooling and Servicing Agreement or Trust Agreement; and/or (B) one or more Note Policies in respect of the Scheduled Payments on the Notes issued pursuant to the related Indenture with respect to such Series; and

               (iii) Pursuant to the related Series Supplement any and all right, title and interest of the Seller in the Collateral specified herein shall be pledged to the Secured Parties substantially on the terms set forth in Section 2.03 hereof.

      Section 2.03 GRANT OF SECURITY INTEREST BY THE SELLER.

      (a) In order to secure the performance of the 1994-1 Secured Obligations and the Secured Obligations with respect to each other Series, to the extent provided herein, the Seller hereby pledges, assigns, grants, transfers and conveys to the Collateral Agent, on behalf of and for the benefit of the Secured Parties, a lien on and security interest in (which lien and security interest is intended to be prior to all other Liens), all of its right, title and interest in and to the following (all being collectively referred to herein as the "Series 1994-1 Collateral" and constituting Collateral hereunder):

               (i) the Series 1994-1 Credit Enhancement Fee and all rights and remedies that the Seller may have to enforce payment of the Series 1994-1 Credit Enhancement Fee whether under the Series 1994-1 Pooling and Servicing Agreement or otherwise;

               (ii) the Series 1994-1 Spread Account established pursuant to
         Section 3.01 hereof, and each other account owned by the Seller and maintained by the Collateral Agent (including, without limitation, the Initial Spread Account Deposit related thereto and all additional monies, checks, securities, investments and other documents from time to time held in or evidencing any such accounts);

               (iii) all of the Seller's right, title and interest in and to investments made with proceeds of the property described in clauses (i) and (ii) above, or made with amounts on deposit in the Series 1994-1 Spread Account; and

               (iv) all distributions, revenues, products, substitutions, benefits, profits and proceeds, in whatever form, of any of the foregoing.

      (b) In order to effectuate the provisions and purposes of this Agreement, including for the purpose of perfecting the security interests granted hereunder, the Seller represents and warrants that it has, prior to the execution of this Agreement, executed and filed an appropriate Uniform Commercial Code financing statement in California and Minnesota sufficient to assure that the Collateral Agent, as agent for the Secured Parties, has a first priority perfected security interest in all Series 1994-1 Collateral which can be perfected by the filing of a financing statement.

      (c) All certificates representing the Pledged Certificates shall be in form suitable for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, with signature appropriately guaranteed, accompanied by any required transfer tax stamps.

      Section 2.04 PRIORITY.

      (a) The Seller intends the security interests in favor of the Secured Parties to be prior to all other Liens in respect of the Collateral, and the Seller shall take all actions necessary to obtain and maintain, in favor of the Collateral Agent, for the benefit of the Secured Parties, a first lien on and a first priority, perfected security interest in the Collateral. Subject to the provisions hereof specifying the rights and powers of the Controlling Party from time to time to control certain specified matters relating to the Collateral, each Secured Party shall have all of the rights, remedies and recourse with respect to the Collateral afforded a secured party under the Uniform Commercial Code, and all other applicable law in addition to, and not in limitation of, the other rights, remedies and recourse granted to such Secured Parties by this Agreement or any other law relating to the creation and perfection of liens on, and security interests in, the Collateral.

      (b) Upon the delivery of any certificates representing Pledged Certificates to the Collateral Agent, the Collateral Agent will have valid perfected security interests in such Pledged Certificates subject to no prior Lien. Neither the Seller nor any of its affiliates has performed or will perform any acts which might prevent the Collateral Agent from enforcing any of the terms and conditions of this Agreement or which would limit the Collateral Agent in any such enforcement.

      SELLER REMAINS LIABLE. The Security Interests are granted as security only and shall not (i) transfer or in any way affect or modify, or relieve the Seller from, any obligation to perform or satisfy, any term, covenant, condition or agreement to be performed or satisfied by the Seller under or in connection with this Agreement, the Insurance Agreement or any other Transaction Document to which it is a party or (ii) impose any obligation on any of the Secured Parties or the Collateral Agent to perform or observe any such term, covenant, condition or agreement or impose any liability on any of the Secured Parties or the Collateral Agent for any act or omission on its part relative thereto or for any breach of any representation or warranty on its part contained therein or made in connection therewith, except, in each case, to the extent provided herein and in the other Transaction Documents.

      Section 2.06 MAINTENANCE OF COLLATERAL.

      (a) SAFEKEEPING. The Collateral Agent agrees to maintain the Collateral received by it (or evidence thereof, in the case of book-entry securities in the name of the Collateral Agent) and all records and documents relating thereto at the office of the Collateral Agent specified in Section 8.06 hereof or such other address within the State of Minnesota (unless all filings have been made to continue the perfection of the security interest in the Collateral to the extent such security interest can be perfected by filing a financing statement, as evidenced by an Opinion of Counsel delivered to the Controlling Party), as may be approved by the Controlling Party. The Collateral Agent shall keep all Collateral and related documentation in its possession separate and apart from all other property that it is holding in its possession and from its own general assets and shall maintain accurate records pertaining to the Spread Account Eligible Investments and Spread Accounts included in the Collateral in such a manner as shall enable the Collateral Agent and the Secured Parties to verify the accuracy of such record-keeping. The Collateral Agent's books and records shall at all times show that the Collateral is held by the Collateral Agent as agent of the Secured Parties and is not the property of the Collateral Agent. The Collateral Agent will promptly report to each Secured Party and the Seller any failure on its part to hold the Collateral as provided in this Section 2.06(a) and will promptly take appropriate action to remedy any such failure.

      (b) ACCESS. The Collateral Agent shall permit each of the Secured Parties, or their respective duly authorized representatives, attorneys, auditors or designees, to inspect the Collateral in the possession of or otherwise under the control of the Collateral Agent pursuant hereto at such reasonable times during normal business hours as any such Secured Party may reasonably request upon not less than one Business Day's prior written notice. The costs and expenses associated with any such inspection will be paid by the party making such inspection.

      Section 2.07 TERMINATION AND RELEASE OF RIGHTS.

      (a) On the Insurer Termination Date relating to a Series, the rights, remedies, powers, duties, authority and obligations conferred upon Financial Security pursuant to this Agreement in respect of the Collateral related to such Series (and, to the extent provided herein, in respect of Collateral related to other Series) shall terminate and be of no further force and effect and all rights, remedies, powers, duties, authority and obligations of Financial Security with respect to such Collateral shall be automatically released; PROVIDED, that any indemnity provided to or by Financial Security herein shall survive such Insurer Termination Date. If Financial Security is acting as Controlling Party with respect to a Series on the related Insurer Termination Date, Financial Security agrees, at the expense of the Seller, to execute and deliver such instruments as the successor Controlling Party may reasonably request to effectuate such release, and any such instruments so executed and delivered shall be fully binding on Financial Security and any Person claiming by, through or under Financial Security.

      (b) On the later to occur of (i) the Trustee Termination Date related to a Series and (ii) the date the Class B Certificates of such Series have been paid in full, the rights, remedies, powers, duties, authority and obligations, if any, conferred upon the Trustee pursuant to this Agreement in respect of the Collateral related to such Series (and, to the extent provided herein, in respect of Collateral related to other Series) shall terminate and be of no further force and effect and all such rights, remedies, powers, duties, authority and obligations of the Trustee with respect to such Collateral shall be automatically released; PROVIDED, that any indemnity provided to the Trustee herein shall survive such Trustee Termination Date. If the Trustee is acting as Controlling Party with respect to a Series on the related Trustee Termination Date, the Trustee agrees, at the expense of the Seller, to execute and deliver such instruments as the successor Controlling Party may reasonably request to effectuate such release, and any such instruments so executed and delivered shall be fully binding on the Trustee.

      (c) On the later to occur of (i) Final Termination Date with respect to a Series and (ii) the date the Class B Certificates of such Series have been paid in full, the rights, remedies, powers, duties, authority and obligations conferred upon the Collateral Agent and each Secured Party pursuant to this Agreement shall terminate and be of no further force and effect and all rights, remedies, powers, duties, authority and obligations of the Collateral Agent and each Secured Party with respect to the Collateral related to such Series (and, to the extent provided herein, in respect of Collateral related to other Series) shall be automatically released. On the later to occur of the dates specified in
(i) and (ii) above with respect to a Series, the Collateral Agent agrees, and each Secured Party agrees, at the expense of the Seller, to execute such instruments of release, in recordable form if necessary, in favor of the Seller as the Seller may reasonably request, to deliver any Collateral in its possession to the Seller, and to otherwise release the lien of this Agreement and release and deliver to the Seller the Collateral related to such Series.

      NON-RECOURSE OBLIGATIONS OF SELLER. Notwithstanding anything herein or in the other Transaction Documents to the contrary, the parties hereto agree that the obligations of the Seller hereunder (without limiting the obligation to apply distributions of the respective Credit Enhancement Fees or collections with respect to Pledged Certificates in accordance with Section 3.03(b)) shall be recourse only to the extent of amounts released to the Seller pursuant to priority SEVENTH of Section 3.03(b) and retained by the Seller in accordance with the next sentence. The Seller agrees that it shall not declare or make payment of (i) any dividend or other distribution on or in respect of any shares of its capital stock or (ii) any payment on account of the purchase, redemption, retirement or acquisition of (x) any shares of its capital stock, (y) any option, warrant or other right to acquire shares of its capital stock or (z) any payment of any loan made by CPS to the Seller, unless (in each case) at the time of such declaration or payment (and after giving effect thereto) no amount payable by the Seller under any Transaction Document is then due and owing but unpaid. Nothing contained herein shall be deemed to limit the rights of the Certificateholders under any other Transaction Document.

                          Article III. SPREAD ACCOUNTS

      Section 3.01 ESTABLISHMENT OF SPREAD ACCOUNTS; INITIAL DEPOSITS INTO
                   SPREAD ACCOUNTS.

      (a) On or prior to the Closing Date relating to a Series, the Collateral Agent shall establish with respect to such Series, at its office or at another depository institution or trust company an Eligible Account, designated, "Spread Account - Series [insert Series designation] - Norwest Bank Minnesota, National Association, as Collateral Agent for Financial Security Assurance Inc. and another Secured Party" (each, a "Spread Account", and, with respect to the Series 1994-1 Certificates, the "Series 1994-1 Spread Account"). All Spread Accounts established under this Agreement from time to time shall be maintained at the same depository institution (which depository institution may be changed from time to time in accordance with this Agreement). If any Spread Account established with respect to a Series ceases to be an Eligible Account, the Collateral Agent shall, within five Business Days, establish a new Eligible Account for such Series.

      (b) No withdrawals may be made of funds in any Spread Account except as provided in Section 3.03 of this Agreement. Except as specifically provided in this Agreement, funds in a Spread Account established with respect to a Series shall not be commingled with funds in a Spread Account established with respect to another Series or with any other moneys. All moneys deposited from time to time in such Spread Account and all investments made with such moneys shall be held by the Collateral Agent as part of the Collateral with respect to such Series.

      (c) On the Closing Date with respect to a Series, the Collateral Agent shall deposit the Initial Spread Account Deposit with respect to such Series, if any, received from the Seller or from CPS on behalf of the Seller into the related Spread Account.

      (d) Each Spread Account shall be separate from each Trust and amounts on deposit therein will not constitute a part of the Trust Property of any Trust. Each Spread Account shall be maintained by the Collateral Agent at all times separate and apart from any other account of the Seller, CPS, the Servicer or the Trust. All income or loss on investments of funds in any Spread Account shall be reported by the Seller as taxable income or loss of the Seller.

      Section 3.02 INVESTMENTS.

      (a) Funds which may at any time be held in the Spread Account established with respect to a Series shall be invested and reinvested by the Collateral Agent, at the written direction (which may include, subject to the provisions hereof, general standing instructions) of the Seller (unless a Default shall have occurred and be continuing, in which case at the written direction of the Controlling Party) or its designee received by the Collateral Agent by 1:00 P.M. New York City time on the Business Day prior to the date on which such investment shall be made, in one or more Spread Account Eligible Investments in the manner specified in Section 3.02(c). If no written direction with respect to any portion of such Spread Account is received by the Collateral Agent, the Collateral Agent shall invest such funds overnight in such Eligible Investments as the Collateral Agent may select, provided that the Collateral Agent shall not be liable for any loss or absence of income resulting from such investments.

      (b) Each investment made pursuant to this Section 3.02 on any date shall mature not later than the Business Day immediately preceding the Distribution Date next succeeding the day such investment is made, except that any investment made on the day preceding a Distribution Date shall mature on such Distribution Date; PROVIDED, that any investment of funds in any Spread Account maintained with the Collateral Agent (which shall be qualified as a Spread Account Eligible Investment) in any investment as to which the Collateral Agent is the obligor, if otherwise qualified as an Eligible Investment (including any repurchase agreement on which the Collateral Agent in its commercial capacity is liable as principal) may mature on the Distribution Date next succeeding the date of such investment.

      (c) Subject to the other provisions hereof, the Collateral Agent shall have sole control over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment, if any, shall, except in the case of clearing corporation securities, be delivered directly to the Collateral Agent or its agent, together with each document of transfer, if any, necessary to transfer title to such investment to the Collateral Agent in a manner which complies with Section 2.06 and the requirements of the definition of "Spread Account Eligible Investments."

      (d) All moneys on deposit in a Spread Account, together with any deposits or securities in which such moneys may be invested or reinvested, and any gains from such investments, shall constitute Collateral hereunder with respect to the related Series subject to the Security Interests of the Secured Parties.

      (e) Subject to Section 4.03 hereof, the Collateral Agent shall not be liable by reason of any insufficiency in any Spread Account resulting from any loss on any Eligible Investment included therein except for losses attributable to the Collateral Agent's failure to make payments on Eligible Investments as to which the Collateral Agent, in its commercial capacity, is obligated.

      (f) With respect to Spread Account Eligible Investments, the Collateral Agent agrees that:

               (i) any Spread Account Eligible Investment that is a bankers acceptance or is commercial paper, negotiable certificates of deposit or another obligation that constitutes "instruments" within the meaning of Section 9-105(1)(i) of the UCC or that is a "certificated security" as defined in Section 8-102 of the UCC shall be delivered to the Collateral Agent in accordance with paragraph (a) or (b), as applicable, of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Collateral Agent or a financial intermediary (as such term is defined in Section 8-313(4) or the UCC) acting solely for the Collateral Agent;

               (ii) any Spread Account Eligible Investment that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations shall be delivered in accordance with paragraph
         (c), as applicable, of the definition of "Delivery" and shall be maintained by the Collateral Agent, pending maturity or disposition, through continued book-entry registration of such Spread Account Eligible Investment as described in such paragraph; and

               (iii) any Eligible Investment that is an uncertificated security as defined in Section 8-102(1)(b) of the UCC and that is not governed by clause (2) above shall be delivered to the Collateral Agent in accordance with paragraph (d) of the definition of "Delivery" and shall be maintained by the Collateral Agent, pending maturity or disposition, through continued registration of the Collateral Agent's (or its nominee's) ownership of such security.

      Section 3.03 DISTRIBUTIONS; PRIORITY OF PAYMENTS.

      (a) On or before each Delinquency Claim Date with respect to any Series, the Collateral Agent will make the following calculations on the basis of information (including, without limitation, the amount of any Deficiency Claim Amount with respect to any Series) received pursuant to Section 4.7 of the Pooling and Servicing Agreement or Section 5.5 of the Sale and Servicing Agreement, as applicable, with respect to each such Series from the Servicer thereunder; PROVIDED, HOWEVER, that if the Collateral Agent receives notice from Financial Security of the occurrence of an Insurance Agreement Event of Default with respect to any Series, such notice shall be determinative for the purposes of determining the Requisite Amount for such Series:

               first, determine the amounts to be on deposit in the respective Spread Accounts (taking into account amounts in respect of the respective Credit Enhancement Fees or collections with respect to Pledged Certificates, as applicable, to be deposited into the related Spread Accounts) on the next succeeding Distribution Date which will be available to satisfy any Deficiency Claim Amount;

               second, determine (i) the amounts, if any, to be distributed from each Spread Account related to each Series with respect to which there exists a Deficiency Claim Amount and (ii) whether, following distribution from the related Spread Accounts to the respective Trustees for deposit into the respective Collection Accounts with respect to which there exists a Deficiency Claim Amount, a Deficiency Claim Amount will continue to exist with respect to one or more Series;

               third, if a Deficiency Claim Amount will continue to exist with respect to one or more Series following the distributions from the related Spread Accounts contemplated by paragraph SECOND above, determine the amount, if any, to be distributed to the Trustee with respect to each Series from unrelated Spread Accounts (other than the Series 1994-2 Spread Account and Series 1994-3 Spread Account, except as provided in the proviso to priority THIRD of Section 3.03(b), and with respect to each Non-Crosscollateralized Spread Account to the extent provided in priority SEVENTH of Section 3.03(b)) in respect of such Deficiency Claim Amount(s). This determination shall be made in accordance with the distribution priority scheme set forth in Section 3.03(b) below.

      On such Delinquency Claim Date related to a Series, the Collateral Agent shall deliver a certificate to each Trustee in respect of which the Collateral Agent has received a Deficiency Notice stating the amount, if any, to be distributed to such Trustee on the next Distribution Date in respect of such Deficiency Claim Amount.

      (b) On each Distribution Date, following delivery by the Trustee of the respective Credit Enhancement Fees or collections with respect to the Pledged Certificates, as applicable, for deposit into the respective Spread Accounts pursuant to the respective Pooling and Servicing Agreements or Sale and Servicing Agreement, as applicable, and if the Trustee has received a Deficiency Notice with respect to one or more such Series, or with respect to priority SIXTH below to the extent the amount referred to therein is due and owing, the Collateral Agent shall make the following distributions in the following order of priority:

               FIRST, if with respect to any Series there exists a Deficiency Claim Amount, from the Spread Account related to such Series, to the Trustee for deposit in the related Collection Account the amount of such Deficiency Claim Amount;

               SECOND, if with respect to any Series there continues to exist a Deficiency Claim Amount after deposit into the Collection Account of amounts distributed pursuant to priority FIRST of this Section 3.03(b), from amounts, if any, (1) on deposit in each unrelated Spread Account (other than any Non-Crosscollateralized Spread Account, except as provided in the second proviso to priority SEVENTH) in excess of the related Requisite Amount or (2) on deposit in any Spread Account (other than any Non-Crosscollateralized Spread Account, except as provided in the second proviso to priority SEVENTH) with respect to which the Final Termination Date shall have occurred on such Distribution Date or a prior Distribution Date, an amount in the aggregate up to the aggregate of the Deficiency Claim Amounts for all Series, for deposit in the respective Collection Accounts PRO RATA in accordance with the respective Deficiency Claim Amounts;

               THIRD, if with respect to any Series there continues to exist a Deficiency Claim Amount after deposit into the Collection Account of amounts distributed pursuant to priority FIRST and SECOND, from each unrelated Spread Account (other than the Series 1994-2 Spread Account and Series 1994-3 Spread Account, except as provided in the first PROVISO to this priority THIRD, and other than any Non-Crosscollateralized Spread Account), PRO RATA in accordance with amounts on deposit therein, an amount up to the aggregate of the remaining Deficiency Claim Amounts for all Series, to the respective Trustees for deposit in the respective Collection Accounts with respect to which there continue to exist Deficiency Claim Amounts; PROVIDED,
         (1) any amounts on deposit in the Series 1994-2 Spread Account may be withdrawn pursuant to this priority THIRD to fund a Series 1994-3 Deficiency Claim Amount and may be withdrawn pursuant to this priority

         THIRD to fund a Deficiency Claim Amount with respect to any Series, if the Series 1994-2 Final Termination Date shall have occurred on such Distribution Date or a prior Distribution Date; and (2) amounts on deposit in the Series 1994-3 Spread Account may be withdrawn pursuant to this priority THIRD to fund a Series 1994-2 Deficiency Claim Amount and may be withdrawn pursuant to this priority THIRD to fund a Deficiency Claim Amount with respect to any Series, if the Series 1994-3 Final Termination Date shall have occurred on such Distribution Date or a prior Distribution Date; PROVIDED, FURTHER, that if an Insurer Default shall have occurred and be continuing, this priority THIRD shall not be applicable with respect to any Series, and distributions pursuant to this Section 3.03(b) shall be made with priority FOURTH immediately following priority SECOND.

               FOURTH, if with respect to one or more Series there exists a Spread Account Shortfall, from amounts, if any, (1) on deposit in each Spread Account (other than any Non-Crosscollateralized Spread Account, except as provided in the second proviso to priority SEVENTH), in excess of the related Requisite Amount or (2) on deposit in any Spread Account (other than any Non-Crosscollateralized Spread Account, except as provided in the second proviso to priority SEVENTH) with respect to which the Final Termination Date shall have occurred on such Distribution Date or a prior Distribution Date, an amount in the aggregate up to the aggregate of the Spread Account Shortfalls for all Series for deposit into each Spread Account PRO RATA in accordance with the respective Spread Account Shortfalls;

               FIFTH, if with respect to one or more Series, amounts have been withdrawn from the related Spread Account pursuant to priority THIRD of this Section 3.03(b) on such Distribution Date and/or on prior Distribution Dates and such amounts have not been redeposited in full into such Spread Account pursuant to this priority FIFTH (such amounts in the aggregate for a Series "Unreimbursed Amounts"), from amounts, if any, (1) on deposit in each Spread Account (other than any Non-Crosscollateralized Spread Account, except as provided in the second proviso to priority SEVENTH), in excess of the related Requisite Amount or (2) on deposit in any Spread Account (other than any Non-Crosscollateralized Spread Account, except as provided in the second proviso to priority SEVENTH) with respect to which the Final Termination Date shall have occurred on such Distribution Date or a prior Distribution Date, an amount up to the aggregate of the Unreimbursed Amounts for all such Series for deposit into each Spread Account with respect to which there exist Unreimbursed Amounts PRO RATA in accordance with the respective Unreimbursed Amounts;

               SIXTH, if any amounts are owed to the Trustee or Owner Trustee for reasonable out-of-pocket expenses in connection with the administration of the Trust and such amounts have not been paid, then from amounts (if any) on deposit in the related Spread Account, an amount up to the amount so owed, to be paid to the Trustee or Owner Trustee; and

               SEVENTH, any funds in a Spread Account in excess of the applicable Requisite Amount and any funds in a Spread Account with respect to a Series for which the Final Termination Date shall have occurred (such funds, "Seller Funds"), will be released to the Seller or to the order of the Seller free and clear of the Lien established hereunder if and to the extent that such amounts are not required to be applied as provided in any proviso to this priority SEVENTH; (I) PROVIDED, FIRST, that, if with respect to any Non-Crosscollateralized Series, the Collateral Agent has received notice that a Class B Deficiency and/or Certificate Deficiency exists on such Distribution Date, and Seller Funds arise from the related Spread Account on such Distribution Date, the Seller hereby instructs the Collateral Agent to distribute, on behalf of the Seller, such Seller Funds to the Trustee for such Series, for deposit in the Collection Account for such Series, an amount up to the amount of the Class B Deficiency or Certificate Deficiency with respect to such Series; (II) provided, second, that with respect to any Non-Crosscollateralized Spread Account there are any Seller Funds (after application, to the extent required, pursuant to PROVISO FIRST to this priority SEVENTH) and with respect to any Series (i) there exists a Deficiency Claim Amount as described in priority SECOND above, (ii) there exists a Spread Account Shortfall as described in priority FOURTH above, or (iii) there exist Unreimbursed Amounts, as described in priority FIFTH above, the Collateral Agent shall deliver such funds to the extent of such deficiencies, FIRST, in respect of priority SECOND (in the manner described therein), SECOND, in respect of priority FOURTH (in the manner described therein), and THIRD, in respect of priority FIFTH (in the manner described therein);
         (III) PROVIDED, THIRD, THAT, if with respect to any Class B Crosscollateralized Series the Final Termination Date with respect to such Series has occurred and, after giving effect to all distributions of related Seller Funds pursuant to PROVISO FIRST to this priority SEVENTH on such Distribution Date, a Class B Deficiency and/or

         Certificate Deficiency continues to exist with respect to one or more of such Series, from the aggregate of remaining Seller Funds for all Series on such Distribution Date an amount up to the aggregate amount of Class B Deficiencies and/or Certificate Deficiencies, for deposit in the respective Collection Accounts PRO RATA in accordance with the respective Class B Deficiencies and/or Certificate Deficiencies; (IV) provided, fourth, that, if, with respect to the Series 1998-4 transaction, the 1998-4 Backup Servicer becomes the successor Servicer under the 1998-4 Sale and Servicing Agreement, the Collateral Agent shall pay to the 1998-4 Backup Servicer any amount owed to the 1998-4 Backup Servicer under the 1998-4 Backup Servicing Agreement in connection with its transition to becoming a successor Servicer which has not theretofore been paid pursuant to the 1998-4 Sale and Servicing Agreement (such amount to be payable to Financial Security in the event paid by Financial Security).

      Section 3.04 GENERAL PROVISIONS REGARDING SPREAD ACCOUNTS.

      (a) Promptly upon the establishment (initially or upon any relocation) of a Spread Account hereunder, the Collateral Agent shall advise the Seller and each Secured Party in writing of the name and address of the depository institution or trust company where such Spread Account has been established (if not Norwest Bank Minnesota, National Association or any successor Collateral Agent in its commercial banking capacity), the name of the officer of the depository institution who is responsible for overseeing such Spread Account, the account number and the individuals whose names appear on the signature cards for such Spread Account. The Seller shall cause each such depository institution or trust company to execute a written agreement, in form and substance satisfactory to the Controlling Party, waiving, and the Collateral Agent by its execution of this Agreement hereby waives (except to the extent expressly provided herein), in each case to the extent permitted under applicable law, (i) any banker's or other statutory or similar Lien, and (ii) any right of set-off or other similar right under applicable law with respect to such Spread Account and any other Spread Account and agreeing, and the Collateral Agent by its execution of this Agreement hereby agrees, to notify the Seller, the Collateral Agent, and each Secured Party of any charge or claim against or with respect to such Spread Account. The Collateral Agent shall give the Seller and each Secured Party at least ten Business Days' prior written notice of any change in the location of such Spread Account or in any related account information. If the Collateral Agent changes the location of any Spread Account, it shall change the location of the other Spread Accounts, so that all Spread Accounts shall at all times be located at the same depository institution. Anything herein to the contrary notwithstanding, unless otherwise consented to by the Controlling Party in writing, the Collateral Agent shall have no right to change the location of any Spread Account.

      (b) Upon the written request of the Controlling Party or the Seller and at the expense of the Seller, the Collateral Agent shall cause, at the expense of the Seller, the depository institution at which any Spread Account is located to forward to the requesting party copies of all monthly account statements for such Spread Account.

      (c) If at any time any Spread Account ceases to be an Eligible Account, the Collateral Agent shall notify the Controlling Party of such fact and shall establish within 5 Business Days of such determination, in accordance with paragraph (a) of this Section, a successor Spread Account thereto, which shall be an Eligible Account, at another depository institution acceptable to the Controlling Party and shall establish successor Spread Accounts with respect to all other Spread Accounts, each of which shall be an Eligible Account at the same depository institution.

      (d) No passbook, certificate of deposit or other similar instrument evidencing a Spread Account shall be issued, and all contracts, receipts and other papers, if any, governing or evidencing a Spread Account shall be held by the Collateral Agent.

      REPORTS BY THE COLLATERAL AGENT. The Collateral Agent shall report to the Seller, Financial Security, the Trustee and the Servicer on a monthly basis no later than each Distribution Date with respect to the amount on deposit in each Spread Account and the identity of the investments included therein as of the last day of the related Collection Period, and shall provide accountings of deposits into and withdrawals from the Spread Accounts, and of the investments made therein, upon the request of the Seller, Financial Security or the Servicer.

                                   Article IV.

                              THE COLLATERAL AGENT

      APPOINTMENT AND POWERS. Subject to the terms and conditions hereof, each of the Secured Parties hereby appoints Norwest Bank Minnesota, National Association as the Collateral Agent with respect to the Series 1994-1 Collateral and the related Collateral subsequently specified in a Series Supplement, and Norwest Bank Minnesota, National Association hereby accepts such appointment and agrees to act as Collateral Agent with respect to the Series 1994-1 Collateral and, upon execution of any Series Supplement, shall be deemed to accept such appointment, and agree to act as Collateral Agent with respect to such Collateral, in each case, for the Secured Parties, to maintain custody and possession of such Collateral (except as otherwise provided hereunder) and to perform the other duties of the Collateral Agent in accordance with the provisions of this Agreement. Each Secured Party hereby authorizes the Collateral Agent to take such action on its behalf, and to exercise such rights, remedies, powers and privileges hereunder, as the Controlling Party may direct and as are specifically authorized to be exercised by the Collateral Agent by the terms hereof, together with such actions, rights, remedies, powers and privileges as are reasonably incidental thereto. The Collateral Agent shall act upon and in compliance with the written instructions of the Controlling Party delivered pursuant to this Agreement promptly following receipt of such written instructions; provided that the Collateral Agent shall not act in accordance with any instructions (i) which are not authorized by, or in violation of the provisions of, this Agreement, (ii) which are in violation of any applicable law, rule or regulation or (iii) for which the Collateral Agent has not received reasonable indemnity. Receipt of such instructions shall not be a condition to the exercise by the Collateral Agent of its express duties hereunder, except where this Agreement provides that the Collateral Agent is permitted to act only following and in accordance with such instructions.

      PERFORMANCE OF DUTIES. The Collateral Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Transaction Documents to which the Collateral Agent is a party or as directed by the Controlling Party in accordance with this Agreement. The Collateral Agent shall not be required to take any discretionary actions hereunder except at the written direction and with the indemnification of the Controlling Party.

      LIMITATION ON LIABILITY. Neither the Collateral Agent nor any of its directors, officers or employees, shall be liable for any action taken or omitted to be taken by it or them hereunder, or in connection herewith, except that the Collateral Agent shall be liable for its negligence, bad faith or willful misconduct; nor shall the Collateral Agent be responsible for the validity, effectiveness, value, sufficiency or enforceability against the Seller of this Agreement or any of the Collateral (or any part thereof). Notwithstanding any term or provision of this Agreement, the Collateral Agent shall incur no liability to the Seller or the Secured Parties for any action taken or omitted by the Collateral Agent in connection with the Collateral, except for negligence or willful misconduct on the part of the Collateral Agent, and, further, shall incur no liability to the Secured Parties except for negligence or willful misconduct in carrying out its duties to the Secured Parties. Subject to Section 4.04, the Collateral Agent shall be protected and shall incur no liability to any such party in relying upon the accuracy, acting in reliance upon the contents, and assuming the genuineness of any notice, demand, certificate, signature, instrument or other document reasonably believed by the Collateral Agent to be genuine and to have been duly executed by the appropriate signatory, and (absent actual knowledge to the contrary) the Collateral Agent shall not be required to make any independent investigation with respect thereto. The Collateral Agent shall at all times be free independently to establish to its reasonable satisfaction, but shall have no duty to independently verify, the existence or nonexistence of facts that are a condition to the exercise or enforcement of any right or remedy hereunder or under any of the Transaction Documents. The Collateral Agent may consult with counsel, and shall not be liable for any action taken or omitted to be taken by it hereunder in good faith and in accordance with the written advice of such counsel. The Collateral Agent shall not be under any obligation to exercise any of the remedial rights or powers vested in it by this Agreement or to follow any direction from the Controlling Party unless it shall have received reasonable security or indemnity satisfactory to the Collateral Agent against the costs, expenses and liabilities which might be incurred by it.

      RELIANCE UPON DOCUMENTS. In the absence of bad faith or negligence on its part, the Collateral Agent shall be entitled to rely on any communication, instrument, paper or other document reasonably believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons and shall have no liability in acting, or omitting to act, where such action or omission to act is in reasonable reliance upon any statement or opinion contained in any such document or instrument.

      Section 4.05 SUCCESSOR COLLATERAL AGENT.

      (a) MERGER. Any Person into which the Collateral Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its trust business and assets as a whole or substantially as a whole, or any Person resulting from any such conversion, merger, consolidation, sale or transfer to which the Collateral Agent is a party, shall (provided it is otherwise qualified to serve as the Collateral Agent hereunder) be and become a successor Collateral Agent hereunder and be vested with all of the title to and interest in the Collateral and all of the trusts, powers, discretion, immunities, privileges and other matters as was its predecessor without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding, except to the extent, if any, that any such action is necessary to perfect, or continue the perfection of, the security interest of the Secured Parties in the Collateral.

      (b) RESIGNATION. The Collateral Agent and any successor Collateral Agent may resign only (i) upon a determination that by reason of a change in legal requirements the performance of its duties under this Agreement would cause it to be in violation of such legal requirements in a manner which would result in a material adverse effect on the Collateral Agent, and the Controlling Party does not elect to waive the Collateral Agent's obligation to perform those duties which render it legally unable to act or elect to delegate those duties to another Person, or (ii) with the prior written consent of the Controlling Party. The Collateral Agent shall give not less than 60 days' prior written notice of any such permitted resignation by registered or certified mail to the other Secured Party and the Seller; PROVIDED, that such resignation shall take effect only upon the date which is the latest of (i) the effective date of the appointment of a successor Collateral Agent and the acceptance in writing by such successor Collateral Agent of such appointment and of its obligation to perform its duties hereunder in accordance with the provisions hereof, (ii) delivery of the Collateral to such successor to be held in accordance with the procedures specified in Article II hereof, and (iii) receipt by the Controlling Party of an Opinion of Counsel to the effect described in Section 5.02. Notwithstanding the preceding sentence, if by the contemplated date of resignation specified in the written notice of resignation delivered as described above no successor Collateral Agent or temporary successor Collateral Agent has been appointed Collateral Agent or becomes the Collateral Agent pursuant to subsection (d) hereof, the resigning Collateral Agent may petition a court of competent jurisdiction in New York, New York for the appointment of a successor.

      (c) REMOVAL. The Collateral Agent may be removed by the Controlling Party at any time, with or without cause, by an instrument or concurrent instruments in writing delivered to the Collateral Agent, the other Secured Party and the Seller. A temporary successor may be removed at any time to allow a successor Collateral Agent to be appointed pursuant to subsection (d) below. Any removal pursuant to the provisions of this subsection (c) shall take effect only upon the date which is the latest of (i) the effective date of the appointment of a successor Collateral Agent and the acceptance in writing by such successor Collateral Agent of such appointment and of its obligation to perform its duties hereunder in accordance with the provisions hereof, (ii) delivery of the Collateral to such successor to be held in accordance with the procedures specified in Article II hereof and (iii) receipt by the Controlling Party of an Opinion of Counsel to the effect described in Section 5.02.

      (d) ACCEPTANCE BY SUCCESSOR. The Controlling Party shall have the sole right to appoint each successor Collateral Agent. Every temporary or permanent successor Collateral Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to each Secured Party and the Seller an instrument in writing accepting such appointment hereunder and the relevant predecessor shall execute, acknowledge and deliver such other documents and instruments as will effectuate the delivery of all Collateral to the successor Collateral Agent to be held in accordance with the procedures specified in
Article II hereof, whereupon such successor, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, duties and obligations of its predecessor. Such predecessor shall, nevertheless, on the written request of either Secured Party or the Seller, execute and deliver an instrument transferring to such successor all the estates, properties, rights and powers of such predecessor hereunder. In the event that any instrument in writing from the Seller or a Secured Party is reasonably required by a successor Collateral Agent to more fully and certainly vest in such successor the estates, properties, rights, powers, duties and obligations vested or intended to be vested hereunder in the Collateral Agent, any and all such written instruments shall, at the request of the temporary or permanent successor Collateral Agent, be forthwith executed, acknowledged and delivered by the Seller. The designation of any successor Collateral Agent and the instrument or instruments removing any Collateral Agent and appointing a successor hereunder, together with all other instruments provided for herein, shall be maintained with the records relating to the Collateral and, to the extent required by applicable law, filed or recorded by the successor Collateral Agent in each place where such filing or recording is necessary to effect the transfer of the Collateral to the successor Collateral Agent or to protect or continue the perfection of the security interests granted hereunder.

      (e) Any resignation or removal of a Collateral Agent and appointment of a successor Collateral Agent shall be effected with respect to this Agreement and all Series Supplements simultaneously, so that at no time is there more than one Collateral Agent acting hereunder and under all Series Supplements.

      INDEMNIFICATION. The Seller shall indemnify the Collateral Agent, its directors, officers, employees and agents for, and hold the Collateral Agent, its directors, officers, employees and agents harmless against, any loss, liability or expense (including the costs and expenses of defending against any claim of liability) arising out of or in connection with the Collateral Agent's acting as Collateral Agent hereunder, except such loss, liability or expense as shall result from the negligence, bad faith or willful misconduct of the Collateral Agent or its officers or agents. The obligation of the Seller under this Section shall survive the termination of this Agreement and the resignation or removal of the Collateral Agent. The Collateral Agent covenants and agrees that the obligations of the Seller hereunder and under Section 4.07 shall be limited to the extent provided in Section 2.08, and further covenants not to take any action to enforce its rights to indemnification hereunder with respect to the Seller and to payment under Section 4.07 except in accordance with the provisions of Section 8.05, or otherwise to assert any Lien or take any other action in respect of the Collateral or the Trust Property of a Series until the applicable Final Termination Date.

      COMPENSATION AND REIMBURSEMENT. The Seller agrees for the benefit of the Secured Parties and as part of the Secured Obligations to pay to the Collateral Agent, on each Distribution Date, the Collateral Agent Fee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a collateral trustee).

      REPRESENTATIONS AND WARRANTIES OF THE COLLATERAL AGENT. The Collateral Agent represents and warrants to the Seller and to each Secured Party as follows:

      (a) DUE ORGANIZATION. The Collateral Agent is a national banking association, duly organized, validly existing and in good standing under the laws of the United States and is duly authorized and licensed under applicable law to conduct its business as presently conducted.

      (b) CORPORATE POWER. The Collateral Agent has all requisite right, power and authority to execute and deliver this Agreement and to perform all of its duties as Collateral Agent hereunder.

      (c) DUE AUTHORIZATION. The execution and delivery by the Collateral Agent of this Agreement and the other Transaction Documents to which it is a party, and the performance by the Collateral Agent of its duties hereunder and thereunder, have been duly authorized by all necessary corporate proceedings and no further approvals or filings, including any governmental approvals, are required for the valid execution and delivery by the Collateral Agent, or the performance by the Collateral Agent, of this Agreement and such other Transaction Documents.

      (d) VALID AND BINDING AGREEMENT. The Collateral Agent has duly executed and delivered this Agreement and each other Transaction Document to which it is a party, and each of this Agreement and each such other Transaction Document constitutes the legal, valid and binding obligation of the Collateral Agent, enforceable against the Collateral Agent in accordance with its terms, except as
(i) such enforceability may be limited by bankruptcy, insolvency, reorganization and similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

      WAIVER OF SETOFFS. The Collateral Agent hereby expressly waives any and all rights of setoff that the Collateral Agent may otherwise at any time have under applicable law with respect to any Spread Account and agrees that amounts in the Spread Accounts shall at all times be held and applied solely in accordance with the provisions hereof.

      CONTROL BY THE CONTROLLING PARTY. The Collateral Agent shall comply with notices and instructions given by the Seller only if accompanied by the written consent of the Controlling Party, except that if any Default shall have occurred and be continuing, the Collateral Agent shall act upon and comply with notices and instructions given by the Controlling Party alone in the place and stead of the Seller.

                                   Article V.

                             COVENANTS OF THE SELLER

      PRESERVATION OF COLLATERAL. Subject to the rights, powers and authorities granted to the Collateral Agent and the Controlling Party in this Agreement, the Seller shall take such action as is necessary and proper with respect to the Collateral in order to preserve and maintain such Collateral and to cause (subject to the rights of the Secured Parties) the Collateral Agent to perform its obligations with respect to such Collateral as provided herein. The Seller will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such instruments of transfer or take such other steps or actions as may be necessary, or required by the Controlling Party, to perfect the Security Interests granted hereunder in the Collateral, to ensure that such Security Interests rank prior to all other Liens and to preserve the priority of such Security Interests and the validity and enforceability thereof. Upon any delivery or substitution of Collateral, the Seller shall be obligated to execute such documents and perform such actions as are necessary to create in the Collateral Agent for the benefit of the Secured Parties a valid first Lien on, and valid and perfected, first priority security interest in, the Collateral so delivered and to deliver such Collateral to the Collateral Agent, free and clear of any other Lien, together with satisfactory assurances thereof, and to pay any reasonable costs incurred by any of the Secured Parties or the Collateral Agent (including its agents) or otherwise in connection with such delivery.

      OPINIONS AS TO COLLATERAL. Not more than 90 days nor less than 30 days prior to (i) each anniversary of the date hereof during the term of this Agreement and (ii) each date on which the Seller proposes to take any action contemplated by Section 5.06, the Seller shall, at its own cost and expense, furnish to each Secured Party and the Collateral Agent an Opinion of Counsel with respect to each Series either (a) stating that, in the opinion of such counsel, such action has been taken with respect to the execution and filing of any financing statements and continuation statements and other actions as are necessary to perfect, maintain and protect the lien and security interest of the Collateral Agent (and the priority thereof), on behalf of the Secured Parties, with respect to such Collateral against all creditors of and purchasers from the Seller and reciting the details of such action, or (b) stating that, in the opinion of such counsel, no such action is necessary to maintain such perfected lien and security interest. Such Opinion of Counsel shall further describe each execution and filing of any financing statements and continuation statements and such other actions as will, in the opinion of such counsel, be required to perfect, maintain and protect the lien and security interest of the Collateral Agent, on behalf of the Secured Parties, with respect to such Collateral against all creditors of and purchasers from the Seller for a period, specified in such Opinion, continuing until a date not earlier than eighteen months from the date of such Opinion.

      NOTICES. In the event that the Seller acquires knowledge of the occurrence and continuance of any Insurance Agreement Event of Default or Event of Default or of any event of default or like event, howsoever described or called, under any of the Transaction Documents, the Seller shall immediately give notice thereof to the Collateral Agent and each Secured Party.

      WAIVER OF STAY OR EXTENSION LAWS; MARSHALLING OF ASSETS. The Seller covenants, to the fullest extent permitted by applicable law, that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any appraisement, valuation, stay, extension or redemption law wherever enacted, now or at any time hereafter in force, in order to prevent or hinder the enforcement of this Agreement or any absolute sale of the Collateral or any part thereof, or the possession thereof by any purchaser at any sale under Article VII of this Agreement; and the Seller, to the fullest extent permitted by applicable law, for itself and all who may claim under it, hereby waives the benefit of all such laws, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Collateral Agent, but will suffer and permit the execution of every such power as though no such law had been enacted. The Seller, for itself and all who may claim under it, waives, to the fullest extent permitted by applicable law, all right to have the Collateral marshaled upon any foreclosure or other disposition thereof.

      NONINTERFERENCE, ETC. The Seller shall not (i) waive or alter any of its rights under the Collateral (or any agreement or instrument relating thereto) without the prior written consent of the Controlling Party; or (ii) fail to pay any tax, assessment, charge or fee levied or assessed against the Collateral, or to defend any action, if such failure to pay or defend may adversely affect the priority or enforceability of the Seller's right, title or interest in and to the Collateral or the Collateral Agent's lien on, and security interest in, the Collateral for the benefit of the Secured Parties; or (iii) take any action, or fail to take any action, if such action or failure to take action will interfere with the enforcement of any rights under the Transaction Documents.

      Section 5.06 SELLER CHANGES.

      (a) CHANGE IN NAME, STRUCTURE, ETC. The Seller shall not change its name, identity or corporate structure unless it shall have given each Secured Party and the Collateral Agent at least 60 days' prior written notice thereof, shall have effected any necessary or appropriate assignments or amendments thereto and filings of financing statements or amendments thereto, and shall have delivered to the Collateral Agent and each Secured Party an Opinion of Counsel of the type described in Section 5.02.

      (b) RELOCATION OF THE SELLER. Neither CPS nor the Seller shall change its principal executive office unless it gives each Secured Party and the Collateral Agent at least 90 days' prior written notice of any relocation of its principal executive office. If the Seller relocates its principal executive office or principal place of business from California, the Seller shall give prior notice thereof to the Controlling Party and the Collateral Agent and shall effect whatever appropriate recordations and filings are necessary and shall provide an Opinion of Counsel to the Controlling Party and the Collateral Agent, to the effect that, upon the recording of any necessary assignments or amendments to previously-recorded assignments and filing of any necessary amendments to the previously filed financing or continuation statements or upon the filing of one or more specified new financing statements, and the taking of such other actions as may be specified in such opinion, the security interests in the Collateral shall remain, after such relocation, valid and perfected.

                                   Article VI.

                   CONTROLLING PARTY; INTERCREDITOR PROVISIONS

      APPOINTMENT OF CONTROLLING PARTY. From and after the Closing Date of a Series until the Insurer Termination Date related to such Series, Financial Security shall be the Controlling Party with respect to such Series and shall be entitled to exercise all the rights given the Controlling Party hereunder with respect to such Series. From and after the Insurer Termination Date related to such Series until the later of (i) the Trustee Termination Date related to such Series and (ii) the payment in full of all Class B Secured Obligations dated to such Series, the Trustee shall be the Controlling Party with respect to such Series. Notwithstanding the foregoing, in the event that a Financial Security Default shall have occurred and be continuing, the Trustee shall be the Controlling Party with respect to such Series until the applicable Trustee Termination Date. If prior to an Insurer Termination Date the Trustee shall have become the Controlling Party with respect to a Series as a result of the occurrence of a Financial Security Default and either such Financial Security Default is cured or for any other reason ceases to exist or the Trustee Termination Date with respect to a Series occurs, then upon such cure or other cessation or on such Trustee Termination Date, as the case may be, Financial Security shall, upon notice thereof being duly given to the Collateral Agent, again be the Controlling Party with respect to such Series.

      Section 6.02 CONTROLLING PARTY'S AUTHORITY.

      (a) The Seller hereby irrevocably appoints the Controlling Party, and any successor to the Controlling Party appointed pursuant to Section 6.01, its true and lawful attorney, with full power of substitution, in the name of the Seller, the Secured Parties or otherwise, but (subject to Section 2.08) at the expense of the Seller, to the extent permitted by law to exercise, at any time and from time to time while any Insurance Agreement Event of Default has occurred and is continuing, any or all of the following powers with respect to all or any of the Collateral related to the relevant Series: (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof, (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto, (iii) to sell, transfer, assign or otherwise deal with the same or the proceeds thereof as fully and effectively as if the Collateral Agent were the absolute owner thereof, and (iv) to extend the time of payment of any or all thereof and to make any allowance or other adjustments with respect thereto.

      (b) With respect to each Series of Certificates and the related Collateral, each Secured Party hereby irrevocably and unconditionally constitutes and appoints the Controlling Party with respect to such Series, and any successor to such Controlling Party appointed pursuant to Section 6.01 from time to time, as the true and lawful attorney-in-fact of such Secured Party for so long as such Secured Party is the Non-Controlling Party, with full power of substitution, to execute, acknowledge and deliver any notice, document, certificate, paper, pleading or instrument and to do in the name of the Controlling Party as well as in the name, place and stead of such Secured Party such acts, things and deeds for and on behalf of and in the name of such Secured Party under this Agreement with respect to such Series which such Secured Party could or might do or which may be necessary, desirable or convenient in such Controlling Party's sole discretion to effect the purposes contemplated hereunder and, without limitation, exercise full right, power and authority to take, or defer from taking, any and all acts with respect to the administration of the Collateral related to such Series, and the enforcement of the rights of the Secured Parties hereunder with respect to such Series, on behalf of and for the benefit of such Controlling Party and such Non-Controlling Party, as their interests may appear.

      RIGHTS OF SECURED PARTIES. (iv) With respect to each Series and the related Collateral, the Non-Controlling Party at any time expressly agrees that it shall not assert any rights that it may otherwise have, as a Secured Party with respect to the Collateral, to direct the maintenance, sale or other disposition of the Collateral or any portion thereof, notwithstanding the occurrence and continuance of any Default with respect to such Series or any non-performance by the Seller of any obligation owed to such Secured Party hereunder or under any other Transaction Document, and each party hereto agrees that the Controlling Party shall be the only Person entitled to assert and exercise such rights.

      (a) At any time and without notice, the Controlling Party may direct in writing the Collateral Agent (and, if so requested by the Collateral Agent, provide the Collateral Agent with the funds) to discharge any taxes, liens, security interests or other encumbrances levied or placed on the Collateral, pay for the maintenance and preservation of the Collateral, or pay for insurance on the Collateral; the amount of such payments, plus any and all fees, costs and expenses of the Collateral Agent and Controlling Party (including attorneys' fees and disbursements) in connection therewith, shall, at the option of the Collateral Agent or Controlling Party, as appropriate, be reimbursed by the Seller on demand.

      Section 6.04 DEGREE OF CARE.

      (a) CONTROLLING PARTY. Notwithstanding any term or provision of this Agreement, the Controlling Party shall incur no liability to the Seller for any action taken or omitted by the Controlling Party in connection with the Collateral, except for any gross negligence, bad faith or willful misconduct on the part of the Controlling Party and, further, shall incur no liability to the Non-Controlling Party except for a breach of the terms of this Agreement or for gross negligence, bad faith or willful misconduct in carrying out its duties, if any, to the Non-Controlling Party. The Controlling Party shall be protected and shall incur no liability to any such party in relying upon the accuracy, acting in reliance upon the contents and assuming the genuineness of any notice, demand, certificate, signature, instrument or other document believed by the Controlling Party to be genuine and to have been duly executed by the appropriate signatory, and (absent manifest error or actual knowledge to the contrary) the Controlling Party shall not be required to make any independent investigation with respect thereto. The Controlling Party shall, at all times, be free independently to establish to its reasonable satisfaction the existence or nonexistence, as the case may be, of any fact the existence or nonexistence of which shall be a condition to the exercise or enforcement of any right or remedy under this Agreement or any of the Transaction Documents.

      (b) THE NON-CONTROLLING PARTY. The Non-Controlling Party shall not be liable to the Seller for any action or failure to act by the Controlling Party or the Collateral Agent in exercising, or failing to exercise, any rights or remedies hereunder.

                                  Article VII.

                              REMEDIES UPON DEFAULT

      REMEDIES UPON A DEFAULT. If a Default with respect to a Series has occurred and is continuing, the Collateral Agent shall, at the direction of the Controlling Party, take whatever action at law or in equity as may appear necessary or desirable in the judgment of the Controlling Party to collect and satisfy all Secured Obligations, including, but not limited to, causing the Pledged Certificates to be transferred to the Collateral Agent's name or Financial Security's name or in the name of nominees of either and thereafter exercise as to such Collateral all of the rights, powers and remedies of an owner, foreclosing upon the Collateral and all other rights available to secured parties under applicable law or enforcing performance and observance of any obligation, agreement or covenant under any of the Transaction Documents related to such Series.

      WAIVER OF DEFAULT. The Controlling Party shall have the sole right, to be exercised in its complete discretion, to waive any Default by a writing setting forth the terms, conditions and extent of such waiver signed by the Controlling Party and delivered to the Collateral Agent, the other Secured Party and the Seller. Any such waiver shall be binding upon the Non-Controlling Party and the Collateral Agent. Unless such writing expressly provides to the contrary, any waiver so granted shall extend only to the specific event or occurrence which gave rise to the Default so waived and not to any other similar event or occurrence which occurs subsequent to the date of such waiver.

      RESTORATION OF RIGHTS AND REMEDIES. If the Collateral Agent has instituted any proceeding to enforce any right or remedy under this Agreement, and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Collateral Agent, then and in every such case the Seller, the Collateral Agent and each of the Secured Parties shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Secured Parties shall continue as though no such proceeding had been instituted.

      NO REMEDY EXCLUSIVE. No right or remedy herein conferred upon or reserved to the Collateral Agent, the Controlling Party or either of the Secured Parties is intended to be exclusive of any other right or remedy, and every right or remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law, in equity or otherwise (but, in each case, shall be subject to the provisions of this Agreement limiting such remedies), and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Controlling Party, and the exercise of or the beginning of the exercise of any right or power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy.

                                  Article VIII.

                                  MISCELLANEOUS

      FURTHER ASSURANCES. Each party hereto shall take such action and deliver such instruments to any other party hereto, in addition to the actions and instruments specifically provided for herein, as may be reasonably requested or required to effectuate the purpose or provisions of this Agreement or to confirm or perfect any transaction described or contemplated herein.

      WAIVER. Any waiver by any party of any provision of this Agreement or any right, remedy or option hereunder shall only prevent and estop such party from thereafter enforcing such provision, right, remedy or option if such waiver is given in writing and only as to the specific instance and for the specific purpose for which such waiver was given. The failure or refusal of any party hereto to insist in any one or more instances, or in a course of dealing, upon the strict performance of any of the terms or provisions of this Agreement by any party hereto or the partial exercise of any right, remedy or option hereunder shall not be construed as a waiver or relinquishment of any such term or provision, but the same shall continue in full force and effect.

      AMENDMENTS; WAIVERS. (v) No amendment, modification, waiver or supplement to this Agreement or any provision of this Agreement shall in any event be effective unless the same shall have been made or consented to in writing by each of the parties hereto and each Rating Agency shall have confirmed in writing that such amendment will not cause a reduction or withdrawal of a rating on any Class of any Series; PROVIDED, HOWEVER, that, for so long as Financial Security shall be the Controlling Party with respect to a Series, amendments, modifications, waivers or supplements hereto relating to such Series, the related Collateral or Spread Account or any requirement hereunder to release any Collateral hereunder or to deposit or retain any amounts in a Spread Account or to distribute any amounts therein as provided in Section 3.03 shall be effective if made or consented to in writing by Financial Security, the Seller, CPS and the Collateral Agent (the consent of which shall not be withheld or delayed with respect to any amendment that does not adversely affect the Collateral Agent) but shall in no circumstances require the consent of the Trustee or the Certificateholders related to such Series or any other Series; PROVIDED that no such amendment, modification, waiver or supplement to this Agreement shall cause amounts on deposit in the Series 1994-2 Spread Account or the Series 1994-3 Spread Account, as the case may be, to be available to fund deficiencies in the Spread Account of any Series other than the Series 1994-2 Spread Account and Series 1994-3 Spread Account (except to the extent that there exist amounts on deposit in the Series 1994-2 Spread Account or the Series 1994-3 Spread Account, as the case may be, in excess of the Requisite Amount) without (a) the consent of all holders of Series 1994-2 Certificates or Series 1994-3 Certificates, as the case may be and (b) prior notice to the Rating Agencies; provided, FURTHER, that no such amendment, modification, waiver or supplement to this Agreement shall cause amounts on deposit in the Series 1995-3 Spread Account to be available to fund deficiencies in the Spread Account of any other Series without
(a) the consent of all holders of Series 1995-3 Class A Certificates and the Series 1995-3 Class B Certificates and (b) prior notice to the Rating Agencies; PROVIDED, FURTHER, that no such amendment, modification, waiver or supplement to this Agreement shall cause amounts on deposit in the Series 1995-4 Spread Account to be available to fund deficiencies in the Spread Account of any other Series without (a) the consent of all holders of Series 1995-4 Class A Certificates and the Series 1995-4 Class B Certificates and (b) prior notice to the Rating Agencies; PROVIDED, FURTHER, that no such amendment, modification, waiver or supplement to this Agreement shall result in the Series 1995-4 Class A Certificates, without the benefit of the Policy issued in connection therewith, being rated less than "BBB" by Standard & Poor's or "Baa2" by Moody's; PROVIDED, FURTHER, that no such amendment, modification, waiver or supplement to this

Agreement shall cause amounts on deposit in the Series 1996-1 Spread Account to be available to fund deficiencies in the Spread Account of any other Series without (a) the consent of all holders of Series 1996-1 Class A Certificates and the Series 1996-1 Class B Certificates and (b) prior notice to the Rating Agencies; PROVIDED, FURTHER, that no such amendment, modification, waiver or supplement to this Agreement shall become effective, unless each of Standard & Poor's and Moody's shall have confirmed in writing that, following such amendment, the Series 1996-1 Class A Certificates, without the benefit of the Policy issued in connection therewith, be rated less than "BBB" and "Baa2" respectively; PROVIDED, FURTHER, that no such amendment, modification, waiver or supplement to this Agreement shall cause amounts on deposit in the Series 1996-2 Spread Account to be available to fund deficiencies in the Spread Account of any other Series without (a) the consent of all holders of Series 1996-2 Class A Certificates and the Series 1996-2 Class B Certificates and (b) prior notice to the Rating Agencies; PROVIDED, FURTHER, that no such amendment, modification, waiver or supplement to this Agreement shall become effective, unless each of Standard & Poor's and Moody's shall have confirmed in writing that, following such amendment, the Series 1996-2 Class A Certificates, without the benefit of the Policy issued in connection therewith, be rated at least "BBB" and "Baa2" respectively; PROVIDED, FURTHER, that no such amendment, modification, waiver or supplement to this Agreement shall cause amounts on deposit in the Series 1996-2A Spread Account to be available to fund deficiencies in the Spread Account of any other Series without (a) the consent of all holders of Series 1996-2A Class A Certificates and the Series 1996-2A Class B Certificates and (b) prior notice to the Rating Agencies; PROVIDED, FURTHER, that no such amendment, modification, waiver or supplement to this Agreement shall become effective, unless each of Standard & Poor's and Moody's shall have confirmed in writing that, following such amendment, the Series 1996-2A Class A Certificates, without the benefit of the Policy issued in connection therewith, be rated at least "BBB" and "Baa2" by Moody's; PROVIDED, FURTHER, that no such amendment, modification, waiver or supplement to this Agreement shall cause amounts on deposit in the Series 1996-3 Spread Account to be available to fund deficiencies in the Spread Account of any other Series without (a) the consent of all holders of Series 1996-3 Class A Certificates and the Series 1996-3 Class B Certificates and (b) prior notice to the Rating Agencies; PROVIDED, FURTHER, that no such amendment, modification, waiver or supplement to this Agreement shall become effective, unless each of Standard & Poor's and Moody's shall have confirmed in writing that, following such amendment, the Series 1996-3 Class A Certificates, without the benefit of the Policy issued in connection therewith, be rated at least "BBB" and "Baa2", respectively; PROVIDED, FURTHER, that no such amendment, modification, waiver or supplement to this Agreement or the Series 1997-1 Supplement shall cause amounts on deposit in the Series 1997-1 Spread Account to be available to fund deficiencies in the Spread Account of any other Series without (a) the consent of all holders of Series 1997-1 Class A Certificates and the Series 1997-1 Class B Certificates and (b) prior notice to the Rating Agencies; PROVIDED, FURTHER, that no such amendment, modification, waiver or supplement to this Agreement or the Series 1997-1 Supplement shall be effective, unless (1) each of Standard & Poor's and Moody's shall have confirmed in writing that, following such amendment, modification, waiver or supplement (i) the Series 1997-1 Class A Certificates shall, without the benefit of the Policy issued in connection therewith, be rated at least "BBB" and "Baa2", respectively and (ii) Standard & Poor's shall have confirmed in writing that, following such amendment, modification, waiver or supplement, the Series 1997-1 Class B Certificates shall be rated at least "BB" and (2) the Trustee on behalf of the Series 1997-1 Class B Certificateholders shall execute any such amendment; PROVIDED, FURTHER, that no such amendment, modification, waiver or supplement to this Agreement or the Series 1997-2 Supplement shall cause amounts on deposit in the Series 1997-2 Spread Account to be available to fund deficiencies in the Spread Account of any other Series without (a) the consent of all holders of Series 1997-2 Class A Certificates and the Series 1997-2 Class B Certificates and (b) prior notice to the Rating Agencies; PROVIDED, FURTHER, that no such amendment, modification, waiver or supplement to this Agreement or the Series 1997-2 Supplement shall be effective, unless (1) each of Standard & Poor's and Moody's shall have confirmed in writing that, following such amendment, modification, waiver or supplement (i) the Series 1997-2 Class A Certificates shall, without the benefit of the Policy issued in connection therewith, be rated at least "BBB" and "Baa2", respectively and (ii) Standard & Poor's shall have confirmed in writing that, following such amendment, modification, waiver or supplement, the Series 1997-2 Class B Certificates shall be rated at least "BB" and (2) the Trustee on behalf of the Series 1997-2 Class B Certificateholders shall execute any such amendment; PROVIDED, FURTHER, that no such amendment, modification, waiver or supplement to this Agreement or the Series 1997-3 Supplement shall be effective, unless (1) each of Standard & Poor's and Moody's shall have confirmed in writing that, following such amendment, modification, waiver or supplement (i) the Series 1997-3 Class A Notes shall, without the benefit of the Policy issued in connection therewith, be rated at least "BBB" and "Baa2", respectively and (ii) Standard & Poor's shall have confirmed in writing that, following such amendment, modification, waiver or supplement, the Series 1997-3 Certificates and the Series 1997-3 Class B Notes shall be rated at least "BB" and (2) the Trustee on behalf of the Series 1997-3 Certificateholders and the Trustee on behalf of the Series 1997-3 Class B Noteholders shall execute any such amendment; PROVIDED, FURTHER, that no such amendment, modification, waiver or supplement to this Agreement or Series 1997-4 Supplement shall be effective, unless (1) each of Standard & Poor's and Moody's shall have confirmed in writing that, following such amendment, modification, waiver or supplement (i) the Series 1997-4 Class A Notes shall, without the benefit of the Policy issued in connection therewith, be rated at least "BBB" and "Baa2", respectively and (ii) Standard & Poor's shall have confirmed in writing that, following such amendment, modification, waiver or supplement, the Series 1997-4 Certificates shall be rated at least "BB" and (2) the Trustee on behalf of the Series 1997-4 Certificateholders shall execute any such amendment; PROVIDED, FURTHER, that no such amendment, modification, waiver or supplement to this Agreement or Series 1997-5 Supplement shall be effective, unless (1) each of Standard & Poor's and Moody's shall have confirmed in writing that, following such amendment, modification, waiver or supplement (i) the Series 1997-5 Class A Notes shall, without the benefit of the Policy issued in connection therewith, be rated at least "BBB" and "Baa2", respectively and (ii) Standard & Poor's shall have confirmed in writing that, following such amendment, modification, waiver or supplement, the Series 1997-5 Certificates shall be rated at least "BB" and (2) the Trustee on behalf of the Series 1997-5 Certificateholders shall execute any such amendment.

      (a) The Trustee for Series 1997-1 and the Trustee for Series 1997-2 shall deliver to each Series 1997-1 Class B Certificateholder and each Series 1997-2 Class B Certificateholder, respectively, written notice of any amendment, modification, waiver or supplement to this Agreement or the Series 1997-1 Supplement, the Series 1997-2 Supplement or the Series 1997-3 Supplement, as applicable, executed by the respective Trustee at least five (5) Business Days prior to such execution by such Trustee; PROVIDED, HOWEVER, that such Trustee's failure to deliver such written notice shall not in any way affect the validity or effectiveness of such amendment, modification, waiver or supplement.

      SEVERABILITY. In the event that any provision of this Agreement or the application thereof to any party hereto or to any circumstance or in any jurisdiction governing this Agreement shall, to any extent, be invalid or unenforceable under any applicable statute, regulation or rule of law, then such provision shall be deemed inoperative to the extent that it is invalid or unenforceable and the remainder of this Agreement, and the application of any such invalid or unenforceable provision to the parties, jurisdictions or circumstances other than to whom or to which it is held invalid or unenforceable, shall not be affected thereby nor shall the same affect the validity or enforceability of any other provision of this Agreement. The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by the Collateral Agent, or any of the Secured Parties, hereunder is unavailable or unenforceable shall not affect in any way the ability of the Collateral Agent or any of the Secured Parties to pursue any other remedy available to it or them (subject, however, to the provisions of this Agreement limiting such remedies).

      NONPETITION COVENANT. Notwithstanding any prior termination of this Agreement, each of the parties hereto agrees that it shall not, prior to one year and one day after the Final Termination Date with respect to the last outstanding Series of Certificates, acquiesce, petition or otherwise invoke or cause the Seller or a Trust to invoke the process of the United States of America, any State or other political subdivision thereof or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government for the purpose of commencing or sustaining a case by or against the Seller or a Trust under a Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or a Trust or all or any part of its property or assets or ordering the winding up or liquidation of the affairs of the Seller or a Trust. The parties agree that damages will be an inadequate remedy for breach of this covenant and that this covenant may be specifically enforced.

      NOTICES. All notices, demands, certificates, requests and communications hereunder ("notices") shall be in writing and shall be effective (a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an Authorized Officer of the party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt, in all cases addressed to the recipient as follows:

               (i)       If to the Seller:

      CPS Receivables Corp.
      2 Ada
      Irvine, California  92618
      Attention: Charles E. Bradley, Jr.

      Telecopier No.: (714) 753-6805

               (ii)      If to Financial Security:

      Financial Security Assurance Inc.
      350 Park Avenue - 13th Floor
      New York, New York 10022
      Attention: Surveillance Department

      Telecopier No.:   (212) 755-5165   (212) 688-3101

      (in each case in which notice or other communication to Financial Security refers to a Default or a claim on the Policy or in which failure on the part of Financial Security to respond shall be deemed to constitute consent or acceptance, then with a copy to the attention of the Senior Vice President Surveillance)

               (iii)     If to the Trustee:

      Norwest Bank Minnesota, National Association
      6th Street and Marquette Avenue
      Minneapolis, Minnesota  55479-0070
      Attention: Corporate Trust Services/Asset-Backed Administration

      Telecopier No.: (612) 667-3539

               (iv)      If to the Collateral Agent:

      Norwest Bank Minnesota, National Association
      6th Street and Marquette Avenue
      Minneapolis, Minnesota  55479-0070
      Attention:  Corporate Trust Services/Asset Backed Administration

      Telecopier No.: (612) 667-3539

               (v)       If to Moody's:

      Moody's Investors Service, Inc.
      99 Church Street
      New York, New York 10007

      Telecopier No.: (212) 553-0344

               (vi)     If to Standard & Poor's:

         Standard & Poor's Corporation
         26 Broadway
         New York, New York 10004

         Telecopier No.:  (212) 208-1582

      A copy of each notice given hereunder to any party hereto shall also be given to (without duplication) Financial Security, the Seller, the Trustee and the Collateral Agent. Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.

      TERM OF THIS AGREEMENT. This Agreement shall take effect on the Closing Date of the Series 1994-1 Certificates and shall continue in effect until the later of (i) the Final Termination Date with respect to the last outstanding Series and (ii) the payment in full of all Class B Secured Obligations. On such date, this Agreement shall terminate, all obligations of the parties hereunder shall cease and terminate and the Collateral, if any, held hereunder and not to be used or applied in discharge of any obligations of the Seller or CPS in respect of the Secured Obligations or otherwise (including, without limitation, clauses (1) and (2) of priority "SEVENTH" of Section 3.03(b) hereof) under this Agreement, shall be released to and in favor of the Seller, provided that the provisions of Sections 4.06, 4.07 and 8.05 shall survive any termination of this Agreement and the release of any Collateral upon such termination.

      Section 8.08 ASSIGNMENTS; THIRD-PARTY RIGHTS; REINSURANCE.

      (a) This Agreement shall be a continuing obligation of the parties hereto and shall (i) be binding upon the parties and their respective successors and assigns, and (ii) inure to the benefit of and be enforceable by each Secured Party and the Collateral Agent, and by their respective successors, transferees and assigns. Neither the Seller nor CPS may assign this Agreement, or delegate any of its duties hereunder, without the prior written consent of the Controlling Party.

      (b) Financial Security shall have the right (unless a Financial Security Default shall have occurred and be continuing) to give participations in its rights under this Agreement and to enter into contracts of reinsurance with respect to any Policy issued in connection with a Series of Certificates and each such participant or reinsurer shall be entitled to the benefit of any representation, warranty, covenant and obligation of each party (other than Financial Security) hereunder as if such participant or reinsurer were a party hereto and, subject only to such agreement regarding such reinsurance or participation, shall have the right to enforce the obligations of each such other party directly hereunder; PROVIDED, HOWEVER, that no such reinsurance or participation agreement or arrangement shall relieve Financial Security of its obligations hereunder, under the Transaction Documents to which it is a party or under any such Policy. In addition, nothing contained herein shall restrict Financial Security from assigning to any Person pursuant to any liquidity facility or credit facility any rights of Financial Security under this Agreement or with respect to any real or personal property or other interests pledged to Financial Security, or in which Federal Security has a security interest, in connection with the transactions contemplated hereby. The terms of any such assignment or participation shall contain an express acknowledgment by such Person of the condition of this Section and the limitations of the rights of Financial Security hereunder.

      CONSENT OF CONTROLLING PARTY. In the event that the Controlling Party's consent is required under the terms hereof or under the terms of any Transaction Document, it is understood and agreed that, except as otherwise provided expressly herein, the determination whether to grant or withhold such consent shall be made solely by the Controlling Party in its sole discretion.

      TRIAL BY JURY WAIVED. Each of the parties hereto waives, to the fullest extent permitted by law, any right it may have to a trial by jury in respect of any litigation arising directly or indirectly out of, under or in connection with this Agreement, any of the other Transaction Documents or any of the transactions contemplated hereunder or thereunder. Each of the parties hereto
(a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it has been induced to enter into this Agreement and the other Transaction Documents to which it is a party by, among other things, this waiver.

      GOVERNING LAW. This Agreement shall be governed by and construed, and the obligations, rights and remedies of the parties hereunder shall be determined, in accordance with the laws of the State of New York.

      CONSENTS TO JURISDICTION. Each of the parties hereto irrevocably submits to the jurisdiction of the United States District Court for the Southern District of New York, any court in the state of New York located in the city and county of New York, and any appellate court from any thereof, in any action, suit or proceeding brought against it and related to or in connection with this Agreement, the other Transaction Documents or the transactions contemplated hereunder or thereunder or for recognition or enforcement of any judgment and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such suit or action or proceeding may be heard or determined in such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. To the extent permitted by applicable law, each of the parties hereby waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or any of the other Transaction Documents or the subject matter hereof or thereof may not be litigated in or by such courts. The Seller hereby irrevocably appoints and designates Norwest Bank Minnesota, National Association, as its true and lawful attorney and duly authorized agent for acceptance of service of legal process. The Seller agrees that service of such process upon such Person shall constitute personal service of such process upon it. Subject to Section 8.05, nothing contained in this Agreement shall limit or affect the rights of any party hereto to serve process in any other manner permitted by law or to start legal proceedings relating to any of the Transaction Documents against CPS or the Seller or their respective property in the courts of any jurisdiction.

      LIMITATION OF LIABILITY. It is expressly understood and agreed by the parties hereto that (a) Norwest Bank Minnesota, National Association is executing this Agreement not in its individual capacity but solely in its capacities as collateral agent and trustee of the Trusts pursuant to the Pooling and Servicing Agreements and (b) in no case whatsoever shall Norwest Bank Minnesota, National Association be personally liable on, or for any loss in respect of, any of the statements, representations, warranties, covenants, agreements or obligations of the Trust hereunder, all such liability, if any, being expressly waived by the parties hereto.

      DETERMINATION OF ADVERSE EFFECT. Any determination of an adverse effect on the interest of the Secured Parties or the Certificateholders shall be made without consideration of the availability of funds under the Policies.

      COUNTERPARTS. This Agreement may be executed in two or more counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

      HEADINGS. The headings of sections and paragraphs and the Table of Contents contained in this Agreement are provided for convenience only. They form no part of this Agreement and shall not affect its construction or interpretation.

      IN WITNESS WHEREOF, the parties hereto have executed this Master Spread Account Agreement, as amended and restated, as of the date set forth on the first page hereof.

                                            CPS RECEIVABLES CORP.

                                            By:   ___________________________
                                                  Title:

                                            FINANCIAL SECURITY ASSURANCE INC.

                                            By: ___________________________
                                                Authorized Officer

                                            NORWEST BANK MINNESOTA, NATIONAL
                                            ASSOCIATION, as Trustee

                                            By:   ___________________________
                                                  Title:

                                            NORWEST BANK MINNESOTA, NATIONAL
                                            ASSOCIATION, as Collateral Agent

                                            By:   ___________________________
                                                  Title: